                             DATED 28 January 1999


              LIFE ASSURANCE HOLDING CORPORATION LIMITED   (1)

                                   and

                                   ORC
                           INTERNATIONAL LIMITED (2)



                                 UNDERLEASE
                           of The Angel Corner House 1 Islington
                            High Street London in the Borough of
                                          Islington



TERM     To 22 December 2006
FROM               18th November 1998
BASIC RENT     (Pounds)83,900 (subject to review)

                                    CONTENTS

CLAUSE                HEADING                                  PAGE
1 Definitions and Interpretation                                  1
2 Demise and rent.........................................        5
3 Tenant's covenants......................................        5
4 Landlord's Covenants....................................        5
5 Forfeiture..............................................        5
6 Miscellaneous...........................................        6
7 Landlord and Tenant (Covenants) Act 1995................        7
Schedule 1................................................        8
The Premises..............................................        8
Schedule 2................................................        9
Title Matters.............................................        9
Schedule 3................................................       10
Review of Basic Rent......................................       10
Schedule 4................................................       12
Insurance.................................................       12
Schedule 5................................................       14
Tenant's Covenants........................................       14
Schedule 6................................................       19
Landlord's Covenants......................................       19
Schedule 7................................................       20
Guarantors Covenants......................................       20

   THIS LEASE made on 28 January 1999 BETWEEN:

(1) LIFE ASSURANCE CORPORATION LIMITED (Company No 2970583) whose registered office is at Windsor House Telford Centre Telford Shropshire TF3 4NB ("the Landlord")

(2) O R C INTERNATIONAL LIMITED (Company number 1088226) whose registered office is at 361/373 City Road London EC1V LJS ("the Tenant")

 WITNESSES as follows:

1  DEFINITIONS AND INTERPRETATION

1.1 In this Lease unless the context otherwise requires the following expressions have the following meanings:

        "AUTHORITY" means any statutory public local or other authority or any court of law or any government department or any of them or any of their duly authorised officers

   "BASIC RENT" means

   (a) from 18th November 1998 to and including 17th February 1999 a peppercorn (if demanded)

   (b) from and including 18th February 1999 to and including 17th April (Pounds)47,300 per annum

   (c) from and including 18th April 1999 to and including 24th December 2001 (Pounds)83,900 per annum

   (d)  thereafter as from time to time reviewed under schedule 3

   "BUILDING" means 1 Islington High Street as the same as described in the Superior Lease

   "CONDUITS" means sewers drains pipes wires cables ducts gutters fibres and any other medium for the passage or transmission of soil water gas electricity air smoke light information or other matters and includes where relevant ancillary equipment and structures

   "CONNECTED PERSON" means any person firm or company which is connected with the Tenant for the purposes of Section 839 Income and Corporation Taxes Act 1988

   "CONSENT" means an approval permission authority licence or other relevant form of approval given by the Landlord in writing

   "DETERMINATION" means the end of the Term however that occurs

   "ENACTMENT" means:

   (a)   any Act of Parliament and
   (b) any European Community legislation or decree or other supranational legislation or decree having effect as law in the United Kingdom and references (whether specific or general) to any Enactment include any statutory modification or re-enactment of it for the time being in force and any order instrument plan regulation permission or direction made or issued under it or under any Enactment replaced by it or deriving validity from it

   "GROUP COMPANY" means any company of which the Tenant is a Subsidiary or which has the same Holding Company as the Tenant where Subsidiary and Holding Company have the meanings given to them by section 736 Companies Act 1985

   "INSURANCE CHARGE" means the cost to the Landlord of reimbursing the Superior Landlord and of effecting and maintaining the Insurance Policies including where relevant the cost of assessing any insured amounts and

   "INSURANCE POLICIES" means the insurance policy or policies maintained by the Landlord or any Superior Landlord in respect of the Premises covering damage by Insured Risks, Loss of Rent, public liability and other matters

   "INSURED RISKS" means the Insured Risks as defined in the Superior Lease such other risks as the Landlord or any Superior Landlord may from time to time require to be covered

   "INSURERS" means the underwriters or insurance office with whom the Insurance Policies are effected

   "INTEREST RATE" means four percent above the base lending rate from time to time of Lloyds Bank plc or such other bank being a member of the Committee of London and Scottish Bankers as the Landlord may from time to time nominate or if that base lending rate cannot be ascertained then four percent above such other rate as the Landlord may reasonably specify and where and whenever interest is payable at or by reference to the Interest Rate it shall be calculated on a daily basis and compounded on the Quarter Days

   "LANDLORD" includes the immediate reversioner to this Lease from time to time

   "LEASE" means this underlease and includes where relevant any deed of variation licence Consent or other document supplemental to or associated with this Lease

   "LEGAL OBLIGATION" means any obligation from time to time created by any Enactment or Authority which relates to the Premises or their use and includes without limitation obligations imposed as a condition of any Necessary Consents.

   "LOSS OF RENT" means loss of all Basic Rent from the Premises due to damage or destruction by any of the Insured Risks for a period of three years having regard to potential increases in that income as a result of lettings rent reviews or other matters which may occur

   "NECESSARY CONSENTS" means planning permission and all other consents licences permissions and approvals whether of a public or private nature which shall be relevant in the context.

   "OPEN MARKET RENT" means the best rent which might reasonably be expected to be paid by a willing tenant to a willing landlord for a letting of the whole of the Premises in the open market with vacant possession and without a fine or premium for the residue of the Term remaining at the Review Date (with the benefit of the rights relating to extension of term granted by the Landlord and Tenant Act 1954) commencing on the Review Date and upon the terms of this Lease (except as to the amount of the Basic Rent but including the provisions for rent review) and upon the assumptions that:

   (a) the Premises are let as a whole with the benefit of all improvements made by the Tenant

   (b) the Tenants have fully observed and performed their obligations hereunder

   "OUTGOINGS" means all rates taxes charges duties assessments impositions and outgoings of any sort which are at any time during the Term payable whether by the owner or occupier of property and includes charges for electricity gas water sewerage telecommunications and other services rendered to or consumed by the Premises but excludes tax payable by the Landlord on the receipt of the Basic Rent or on any dealings with its reversion to this Lease and input Value Added Tax suffered by the Landlord in respect of the Premises

   "PERMITTED USE" means use as high class offices

   "PLANT" means the plant equipment and machinery from time to time in or on the Premises including without limitation any lifts hoists generators and equipment for air-conditioning ventilation heating cooling fire alarm fire prevention or fire control communication and security

   "PREMISES" means the property described in schedule 1 and all additions and improvements made to it and references to the Premises shall include reference to any part of them

   "PREMISES PLAN" means the attached plans marked as such

   "PRESIDENT" means the President from time to time of the Royal Institution of Chartered Surveyors or any person authorised at the relevant time to act on his behalf

   "QUARTER DAYS" means 25th March 24th June 29th September and 25th December in each year

   "RENT" means all sums reserved as rent by this Lease

   "RENT RESTRICTIONS" means any Enactment which restricts the right of the Landlord to review the Basic Rent or to recover any Rent under this Lease

   "RENT REVIEW SURVEYOR" means the person appointed under paragraphs 3 or 6 of schedule 3 to determine the Basic Rent at the Review Date

   "REVIEW DATE" means 25 December 2001

   "REVIEW PERIOD" means the period commencing on the Review Date and expiring on Determination

   "SUPERIOR LANDLORD" means any party having an interest in the Premises in reversion to the Superior Lease

   "SUPERIOR LEASE" means the Lease dated 23 July 1982 and made between (1) The New River Company Limited and (2) Anthony Gibbs Holdings Limited under which the Landlord holds the Premises and includes any leases in reversion to that Lease

   "SUPERIOR LEASE PAYMENTS" means all sums and amounts of any kind payable by the Landlord to the Superior Landlord pursuant to the Superior Lease including (without prejudice to the generality of the foregoing) the Quarterly Service Charge (as defined in the Superior Lease) the sums payable by the Landlord to the Superior landlord pursuant to clause 2.7 (a) of the Superior Lease and all other outgoings expenses and fees but excluding the principal rent reserved by clause 1 of the Superior Lease and the Insurance Charge

   "TENANT" means the person for the time being entitled to the Term

   "TERM" means the term granted by this Lease

   "TITLE MATTERS" means the matters set out in schedule 2

   "Value Added Tax" includes any future tax of a like nature

1.2     In this Lease unless the context otherwise requires:

(a)     words importing any gender include every gender

(b) words importing the singular number only include the plural number and vice versa

(c) words importing persons include firms companies and corporations and vice versa

(d) references to numbered clauses and schedules are references to the relevant clause in or schedule to this Lease

(e) reference in any schedule to numbered paragraphs are references to the numbered paragraphs of that schedule

(f) where any obligation is undertaken by two or more persons jointly they shall be jointly and severally liable in respect of that obligation

(g) any obligation on any party not to do or omit to do anything shall include an obligation not to allow that thing to be done or omitted to be done by any undertenant of hat party or by any employee servant agent invitee or licensee of that party or its undertenant

(h) where the Landlord or the Tenant covenant to do something they shall be deemed to fulfil that obligation If they procure that it is done

(i) the heading to the clauses schedules and paragraphs shall not affect the interpretation

(j) any sum payable by one party to the other shall be exclusive of Value Added Tax which shall where it is chargeable be paid in addition to the sum in question at the time when the sum in question is due to be paid upon receipt of a valid VAT invoice

(k) any relevant perpetuity period shall be eighty years from the date of this Lease

(l) in the event that the Superior Landlord shall be determined (howsoever determined) and if in consequence thereof the Tenant shall become the direct lessee of the Superior Landlord such provisions of the Superior Lease shall be incorporated in this Lease and shall have full force and effect as if the same was set out in this Lease in extenso (mutatis mutandis)


1.3     If and whenever the Landlord is itself a lessee of the Premises:

(a) wherever Consent is required under this Lease the approval of the Superior Landlord shall also be required under the Superior Lease

(b) any Consent shall be subject to the need for the approval of the Superior Landlord where appropriate

(c) nothing in this Lease or in any Consent shall imply that the Superior Landlord's approval will not unreasonably withheld

(d) any indemnities in favour of the Landlord shall be deemed to incorporate indemnities in favour of the Superior Landlord

(e) references to any right of (or covenant to permit) the landlord to enter the Premises shall extend to the Superior Landlord and to anyone authorised by it or otherwise entitled

(f) this Lease shall take effect subject to the rights excepted and reserved by the Superior Lease (which are by virtue of this provision reserved to the Landlord as well as the Superior Landlord)

(g) any covenant required to be given for the benefit of the Landlord shall also be given (if required by the Landlord or the Superior Landlord) for the benefit of the Superior Landlord


2  DEMISE AND RENT

2.1 The Landlord demises the Premises to the Tenant together with the rights and excepting and reserving to the Landlord the reservations specified in the Superior Lease and subject to the Title Matters to hold them to the Tenant for a term of years starting on 18 November 1998 and terminating on 22 December 2006 paying during the Term by way of Rent:


   Term by way of Rent:

   (a) the Basic Rent which shall be paid yearly and proportionately for any part of a year by equal quarterly instalments in advance on the Quarter Days the first payment to be made in respect of the period that date to the next Quarter Day and

   (b)  the Insurance Charge which shall be paid as stated in paragraph 2 of schedule 4 and

   (c) the Superior Lease Payments which shall be paid at the times and in the manner set out in the Superior Lease the first payment to be made on the date hereof in respect of the period from that date to the next Quarter Day and

   (d) any other sums which may become due from the Tenant to the Landlord under the provisions of this Lease

   (e)  Value Added Tax on receipt of a valid VAT invoice


3  TENANT'S COVENANTS
   ------------------

3.1 The Tenant covenants with the Landlord to observe and perform the lessees covenants and conditions contained in the Superior Lease as if the same were herein set forth at length (except where such covenants fall within the Landlords obligations under this Lease) and made between the Landlord and the Tenant the covenants set out in Schedule 5 and those on its part contained in Schedules 4 and Schedule 5 and in the case of those in Schedule 3 wherever these vary from such similar covenants as are set out in the Superior Lease those in Schedule 5 shall prevail

4  LANDLORD'S COVENANTS
   --------------------

4.1 The Landlord covenants with the Tenant that whilst the reversion immediately expectant upon this Lease is vested in it shall observe and perform the covenants set out in schedule 6 and those on its part contained in schedule 4

5  FORFEITURE
   ----------

5.1     Without prejudice to any other rights of the Landlord if:

(a) the whole or part of the Rent remains unpaid twenty-one days after becoming due (whether demanded or not) or

(b) any of the Tenant's covenants in this Lease are not performed or observed or

(c)     the Tenant or any guarantor of the Tenant's obligations under this
        Lease:

        (i) proposes or enters into any composition or arrangement with its creditors generally or any class of its creditors or

        (ii) is the subject of any judgment or order made against it which is not complied with within twenty one days or is the subject of any execution distress sequestration or other process levied upon or enforced against any part of its undertaking property assets or revenue or

        (iii)  being a company:

               (A) is the subject of a petition presented or an order made resolution passed or analogous proceedings taken for appointing an administrator of or winding up such company (save for the purpose of an amalgamation or reconstruction of a solvent company or

               (B) an encumbrancer takes possession or exercises or attempts to exercise any power of sale or a receiver is appointed of the whole or any part of the undertaking property assets or revenues of such company or

               (C) stops payment or agrees to declare a moratorium or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or

        (iv)   being an individual:

               (A) is the subject of a bankruptcy petition or bankruptcy order or

               (B) is the subject of an application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986

               (C) Is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of sections 267 and 268 Insolvency Act 1986

(d) any event occurs or proceedings are taken with respect to the Tenant or a guarantor of the Tenant's obligations under this Lease in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clause 5.1 (c)

        then and in any of such cases the Landlord may at any time (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any previous breach by the Tenant of this Lease

6  MISCELLANEOUS
   -------------

6.1 Except to the extent that compensation may be payable by law notwithstanding any agreement to the contrary neither the Tenant nor any undertenant or any occupier of the Premises at any time shall be entitled to any compensation under any Enactment upon Determination or upon leaving the Premises

6.2 Except to the extent that the Landlord may be liable under the covenants in Schedule 6 or by law notwithstanding any agreement to the contrary the Landlord shall not be liable in any way to the Tenant or any undertenant by reason of:

(a) any act neglect default or omission or any of the tenants or owners or occupiers or any adjoining or neighbouring premises or of any representative or employee of the Landlord (unless acting within the scope of the express authority of the Landlord) or

(b) the defective working stoppage or breakage of or leakage or overflow from any Conduit or any of the Plant

6.3 Nothing in this Lease shall imply or warrant that the Premises may lawfully be used for the Permitted Use and the Tenant acknowledges and admits that no such representation or warranty has ever been made by or on behalf of the Landlord

6.4 The Landlord and the Tenant shall not be liable to each other for breach of any covenant in this Lease to the extent that its performance or observance becomes impossible or illegal but subject to the other provisions of this Lease the Term and the Tenant's liability to pay the Rent shall not cease or be suspended for that reason

6.5 The Landlord shall incur no liability to the Tenant or any undertenant or any predecessor in title of either of them by reason of any approval given to or inspection made of any drawings plans specifications or works prepared or carried out by or on behalf of any such party nor shall any such approval or inspection in any way relieve the Tenant from its obligations under this Lease

6.6 The Tenant shall not be or become entitled to any easement right quasi-easement or quasi-right

6.7 Section 196 Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices which may need to be served under this Lease

6.8 Any dispute arising between the Tenant or any undertenant and any owner or occupier (other than the Landlord) of adjacent property owned (whether freehold or leasehold) by the Landlord as to any right or privilege or any party or other wall or otherwise shall (except where it relates to a matter of law) be determined on behalf of the Tenant or any undertenant by the Superior Landlord's Surveyor (as provided in the Superior Lease) or someone appointed by him and any such decision shall bind the Tenant or any undertenant who shall pay the cost of obtaining it

6.9     This Lease is a deed

6.10 If the Landlord and the Tenant agree in writing that the Tenant may defer payment of any sums due under this Lease then for the purposes of this Lease (and of Section 17 Landlord and Tenant (Covenants) Act 1995) those sums shall be deemed to be due for payment on the deferred date so agreed, and not on the earlier date on which they would, but for that agreement, have fallen due

7  LANDLORD AND TENANT COVENANTS ACT 1995
   ---------------------------------------

7.1 This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995

IN WITNESS of which each party has duly executed this Lease as a Deed the date first above written

                                   SCHEDULE 1
                                   ----------

                                  The Premises
                                  ------------



The property known as Angel Comer House, 1 Islington High Street in the London Borough of Islington and more particularly described in the First Schedule to the Superior Lease

                                   SCHEDULE 2
                                   ----------


                                 Title Matters
                                 -------------


1 The easements rights covenants and other matters contained or referred to in the Property Registers of title number NGL431414

2 All other easements rights covenants and other matters affecting the Premises

                                   SCHEDULE 3
                                   ----------

                              Review of Basic Rent
                              --------------------


1 On the Review Date the Basic Rent shall be reviewed in accordance with this Open Market Rent schedule and the Basic Rent payable in respect of the Review Period shall be the higher of the Basic Rent payable immediately before that Review Period (ignoring for this purpose any rent cesser under paragraph 3 of schedule 4 then current) and the Open Market Rent on the Review Date

2 The Landlord and the Tenant shall seek to agree the amount of the Open Market Rent in respect of the Review Period but if they have not agreed it by the date three months before the Review Date then either party may require the matter to be determined by the Rent Review Surveyor

3 The Rent Review Surveyor shall be a professionally qualified chartered surveyor or valuer and shall be previously agreed upon between the Landlord and the Tenant or (in the absence of such agreement prior to the date one month before the relevant Review Date) nominated on the application of either the Landlord or the Tenant or both of them jointly by the President and in the event of a sole application by the Landlord or the Tenant the party making such application shall on the date of the application provide a copy thereof to the other party

4 The Rent Review Surveyor shall act as an arbitrator in accordance with the Arbitration Act 1996 unless the Landlord and Tenant shall agree otherwise in writing before the Rent Review Surveyor is appointed in which case he shall:

     4.1   act as an expert and

     4.2 allow the parties a reasonable opportunity of making representations and counter-representations to him and

     4.3 take those representations and counter-representations into account and

     4.4 if required by either party give written reasons for his determination

5 The award of the Rent Review Surveyor shall be binding on the parties and the costs of the reference to him and of his determination (including his own fees and expenses and the legal and other costs of the parties) shall lie in his award

6 If the Rent Review Surveyor dies or becomes unwilling to act or becomes incapable of acting the President may upon the application of either the Landlord or the Tenant or both of them jointly discharge him and appoint another Rent Review Surveyor to act in his place and in the same capacity and this shall be repeated as many times as the circumstances may require

7 If for any reason the Open Market Rent is not agreed or determined until after the Review Date the Tenant shall continue to pay the Basic Rent at the rate applicable immediately before that date and on the day 7 days after the day on which the Open Market Rent is agreed or determined the Tenant shall pay the amount of any increase for the period from and including the Review Date up to the Quarter Day following that agreement or determination together with interest on each part of that payment at 4 per centum below the Interest Rate for the period on and from the date on which that part would have been payable had the Open Market Rent been agreed before the Review Date up to the date on which payment is due

8 Within twenty-eight days of the Open Market Rent being agreed or determined a memorandum recording the increased Basic Rent (or the fact that there is no increase) shall be executed by the parties and attached to this Lease and the Counterpart but that memorandum shall be regarded as evidential only and its absence shall not affect the liability of the Tenant to pay any increased Basic Rent

9    Time is not of the essence in this schedule

10 For the purpose of this schedule the Open Market Rent shall be deemed to have been determined on the date of the Rent Review Surveyor's award or determination

                                   SCHEDULE 4
                                   ----------

                                   Insurance
                                   ---------

1  Landlord's Insurance Obligations

1.1     The Landlord shall:

        (a) effect and maintain in respect of the Building insurances in respect of third party and public liability and in respect of liability under the Defective Premises Act 1972 (and any other Enactment in respect of which the Landlord requires insurance);

        (b) pay promptly to the Superior Landlord all sums relating to insurance required under the Superior Lease;

        (c) request from the Superior Landlord whenever reasonably requested by the Tenant and to the extent permitted under the Superior Lease evidence of the terms of the Insurance Policies effected by the Superior Landlord and of payment of the last premium and shall pass on to the Tenant the evidence obtained from the Superior Landlord;

        (d) pass on to the Tenant copies of all relevant communications about insurance of the Building received from the Insurers or the Superior Landlord or from any person on their behalf

1.2     The Landlord may but shall not be obliged to insure against Loss of Rent

1.3 The Landlord shall not be obliged to insure under paragraph 1.1 if and to the extent that:

        (a)    insurance is not available in the London insurance market or

        (b) to the extent that any normal excess exclusion or limitation imposed by Insurers applies or

        (c) the Insurance Policies have become void or voidable by reason of any act neglect or default of the Tenant or any undertenant or any predecessor in title of either of them or any employee servant agent licensee or invitee of any of them and to the extent that any risk which would otherwise be an Insured Risk is not actually insured against as a result of any of the above matters it shall not be treated as an Insured Risk

1.4 If the Landlord receives any commissions or other benefits for effecting or maintaining insurance under this Lease it shall not be obliged to pass the benefit of them on to the Tenant

1.5 If the Landlord is itself an insurance company it may self-insure in which case it shall be deemed to be doing so at its usual rates and on its usual terms for insuring a third party

2  TENANT'S INSURANCE OBLIGATIONS
   ------------------------------

2.1     The Tenant shall pay to the Landlord when due the Insurance Charge

2.2 The Tenant shall pay to the Landlord on demand any normal excess which the Landlord is properly required to bear under any Insurance Policy

2.3     The Tenant shall:

        (a) not do or fail to do anything which shall or may cause any of the Insurance Policies to be void or voidable or premium payable in respect of Insurance Policies to be increased

        (b) not insure or maintain insurance of the Building or the Premises against any of the Insured Risks (save to the extent that both the Landlord and the Superior Landlord have failed to do so)

        (c) notify the Landlord of the incidence of any Insured Risk or any other matter which ought reasonably to be notified to the Insurers

        (d) pay on demand the whole of any increase in any premium arising from a breach of paragraph 2.3(a)

        (e) comply with all conditions of the Insurance Policies and all requirements of the Insurers of which it is notified in writing

        (f) notify the Landlord in writing of the value of any alterations additions or improvements which the Tenant or any undertenant proposes to make before those works are commenced

3  RENT CESSER
   -----------

3.1 If the Premises are damaged or destroyed by any of the Insured Risks such that they are unfit for occupation and use then (unless paragraph 4 applies) the Basic Rent or a fair proportion of it according to the nature and extent of the damage in question shall be suspended until the date on which the Premises are again fit for occupation and use

4  VITIATION OF INSURANCE
   ----------------------

4.1 If the insurance money under any of the Insurance Policies is wholly or partly irrecoverable by reason of any act neglect or default of the Tenant or any undertenant or any predecessor in title of either of them or any employee servant agent licensee or invitee of any of them or where the sum insured is inadequate as a result of a breach by the Tenant of paragraph 2.3 (f) then the Tenant will pay to the Landlord the irrecoverable amount or the amount of the shortfall as the case may be

4.2 Payment under paragraph 4.1 shall be made on the later of the date of demand by the Landlord and the date on which such insurance money (or the relevant part of it) would have been claimable under the insurance Policies had they not been wholly or partly vitiated

4.3 In addition to any sum payable under paragraph 4.1 the Tenant shall pay interest at the Interest Rate on the relevant sum from the date on which that sum is due to the date of payment


5  ARBITRATION
   -----------

5.1 Any dispute under paragraphs 3 or 4 shall be determined by a sole arbitrator to be agreed upon by the Landlord and the Tenant or in default of agreement to be nominated at the request of either of them or both of them jointly by the President and in either case in accordance with the Arbitration Act 1996

                                   SCHEDULE 5
                                   ----------

                               Tenant's Covenants
                               ------------------


1    TO PAY RENT
     -----------

1.1 To pay the Rent at the times and in the manner required by this Lease to such address as the Landlord may from time to time notify to the Tenant and without deduction or set-off whether legal or equitable

1.2 To pay the Basic Rent by banker's standing order or direct debit if required by the Landlord

1.3 If the Basic Rent or any part of it is not paid in cleared funds on the date on which it is due or if any other part of the Rent is not paid within seven days after becoming due (whether or not demanded in the case of Basic
     Rent) the sum in question shall carry interest at the Interest Rate for the period from the date on which it became due until the date of actual payment and that interest shall be paid by the Tenant on demand

1.4 If the Landlord refuses to accept Rent because an event referred to in clause 5.1 has occurred and the Landlord does not wish to waive its rights under that clause then such unpaid Rent shall nevertheless bear interest under paragraph 1.3 of this Schedule 5 until the date the Rent in question is accepted

2    TO PAY OUTGOINGS
     ----------------

2.1 To pay and discharge all Outgoings relating to the Premises at the times when they become due

2.2 If at any time the Premises are not separately assessed for any Outgoings the Tenant shall pay to the Landlord when due a fair proportion of any assessment which includes the Premises

2.3 Not without Consent (which shall not be unreasonably withheld or delayed) to agree with the relevant Authority any rating or other assessment in respect of the Premises and to consult with (and have due regard to the representations of) the Landlord in the negotiations for any such assessment or any appeal against any such assessment

3    YIELDING UP ON DETERMINATION
     ----------------------------

3.1 On Determination the Tenant shall yield up the Premises to the Landlord with vacant possession in a state of repair condition and decoration which is consistent with the proper performance of the Tenant's covenants in this Lease

3.2 If on Determination the Tenant leaves any fixtures fittings or other items in the Premises the Landlord may treat them as having been abandoned and may remove destroy or dispose of them as the Landlord wishes and the Tenant shall pay to the Landlord on demand the cost of this with interest at the Interest Rate from the date of demand to the date of payment and indemnify the Landlord against any and all resulting liability

3.3 Immediately before Determination if and to the extent required by the Landlord the Tenant shall reinstate all alterations additions or improvements made to the Premises at any time during the Term (or pursuant to any agreement for lease made before the start of the Term) and where this involves the disconnection of Plant or Conduits the Tenant shall ensure that the disconnection is carried out properly and safely and that the Plant and Conduits are suitably sealed off or capped and left in a safe condition so as not to interfere with the continued functioning of the Plant or use of the Conduits elsewhere in the Premises

3.4 The Tenant shall make good any damage caused in complying with paragraph and shall carry out all relevant works (including the making good of damage) to the reasonable satisfaction of the Landlord

3.5 The Tenant shall at its own cost block up and make good any openings made or existing linking the Premises with the adjoining premises known as 2/12 Pentonville Road to the reasonable satisfaction of the Landlord and the Superior Landlord at the end or sooner determination of the

     Term hereby granted or if the Premises and the adjoining Premises are no longer in the same occupation (whichever shall be the earliest to occur)

4    USE
     ---

     The Tenant shall not use the Premises for any purpose except the Permitted Use


5    DEALINGS WITH THE PREMISES
     --------------------------

5.1 Unless expressly permitted by a Consent granted under paragraphs 5.2, 5.3 or 5.4 the Tenant shall not assign underlet charge part with or share possession or occupation of all or any part of the Premises nor hold the Premises on trust for any other person

5.2 The Landlord shall not unreasonably withhold Consent to an assignment of the whole of the Premises but the Landlord and the Tenant agree for the purposes of Section19(1A) Landlord and Tenant Act 1927 and without limiting the Landlord's ability to withhold Consent where it is otherwise reasonable to do so or to impose other reasonable conditions that the Landlord may withhold that Consent unless the following conditions are satisfied :


     (a) the prospective assignee is not a Group Company or a Connected Person unless such Group Company or Connected Person is of equal financial standing and is in the Landlord's opinion able to comply with its tenant's covenants contained in this Lease

     (b) the prospective assignee covenants with the Landlord that from the date of the assignment of this Lease to it until it assigns this Lease with Consent it will pay the Rent and other Outgoings payable under this Lease and will observe and perform the covenants and obligations on the part of the Tenant contained in this Lease and

     (c) where reasonable to do so the prospective assignee either provides a guarantor or guarantors approved by the Landlord (such approval not to be unreasonably withheld) who will as Guarantor join into and execute a licence to assign in such form as the Landlord may reasonably require and who will covenant (if more than one jointly and severally) with the Landlord in the form of the surety covenants set out in
          Schedule 7 or the prospective assignee provides a rent deposit in such amount and on such terms as the Landlord may reasonably require

     (d) the Tenant and any guarantor of that Tenant and any former tenant who by virtue of there having been an "excluded assignment" (as defined in section 11 Landlord and Tenant (Covenants) Act 1995) has not been released from the tenant covenants of this Lease enters into an authorised guarantee agreement within the meaning of the Landlord and Tenant (Covenants) Act 1995 with the Landlord containing covenants in the form set out in Schedule 7 but with the Tenant (meaning the intended Assignor) substituted for "Guarantor" and with Assignee (meaning the intended assignee) substituted for the Tenant with such amendments as the Landlord may reasonably require.

     (e) if reasonable any other security for the Tenant's obligations under this Lease which the Landlord holds immediately before the assignment is continued or renewed in each case on such terms as the Landlord may reasonably require in respect of the Tenant's liability under the covenant referred to in paragraph 5.2 (d) above

5.3 The Landlord shall not unreasonably withhold Consent to an underletting of all or any part of the Premises where all of the following conditions are satisfied:

     (a) the prospective undertenant has covenanted with the Landlord that until it assigns the Underlease with Consent as required by the Underlease it will observe and perform the Tenant's covenants and obligations in this Lease (except the covenant to pay Rent and in the case of an underletting of part insofar only as such covenants affects the underlet premises) and

     (b) if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord has guaranteed the due performance by the undertenant of its above covenant in such terms as the Landlord may reasonably require and

     (c)  no fine or premium is taken for the grant of the underlease and

     (d) the basic rent payable under the underlease is not less than the best rent reasonably obtainable for the underlease

     (e) any rent free period or other financial inducements given to the undertenant are no greater than is usual at the time in all circumstances and

     (f) the underlease contains the same provisions as to assignment as are contained in this Lease but subject to additional conditions in the equivalent (in the underlease) of paragraph 5.2 that:

          (i) the consent of the Landlord under this Lease has been obtained (such consent not to be unreasonably withheld or delayed) and

          (ii) the prospective assignee has covenanted with the Landlord under this Lease in the terms of paragraph 5.3

(g) the form of the underlease has been approved in writing by the Landlord (approval not to be unreasonably withheld or delayed where the provisions of it are consistent with the provisions of this Lease and where the basic rent due under it is reviewable at the same times and on the same terms as the Basic Rent) and

(h) in the case of an underletting of part only of the Premises the provision of paragraph 5.4 are complied with

5.4 The additional provisions relating to underletting of part only of the Premises are:

     (a) any such underlease shall comprise either the basement ground and first floor combined or one or more other complete floors of the Premises and

     (b) the total number of such underleases which may subsist at any time during the Term shall not exceed two and

     (c) any such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant a due proportion of the Insurance Charge and the Superior Lease Payments and

     (d) any such underlease shall preclude further underletting of all or part of the underlet premises and

     (e) any such underlease shall be excluded from the operation of sections 24-28 Landlord and Tenant Act 1954

5.5  The Tenant shall:

     (a) enforce against any undertenant the provisions of any underlease and shall not waive them and

     (b) operate the rent review provisions contained in any underlease so as to ensure that the rent is reviewed at the correct times and in accordance with those provisions

5.6 The Tenant shall not without Consent (which shall not be unreasonably withheld):


     (a)  vary the terms of any underlease or

     (b)  accept a surrender of all or part of the underlet premises or

     (c)  agree any review of the rent under any underlease

5.7 The Tenant shall not require or permit any rent reserved by any underlease to be commuted or to be paid more than one quarter in advance or to be reduced

5.8 Any Consent granted under this paragraph5 shall (unless it expressly states othenvise) only be valid if the dealing to which it relates is completed within two months after the date of the Consent


     PROVIDED THAT the Tenant may share the occupation of the Premises with any Group Company or Connected Person for so long as such companies or persons shall remain a Group Company or Connected Person and otherwise than in a manner that transfers or creates a legal estate

5.9 Within fourteen days after any dealing with or transmission or devolution of the Premises or any interest in it (whether or not specifically referred to in this paragraph 5) the Tenant shall give to the Landlord's solicitors at that time notice in triplicate specifying the basic particulars of the matter in question and at the same time supply two certified coplcs of any instrument making or evidencing it and pay those solicitors a registration fee of (pounds) 30 or such higher sum as shall be reasonable at the time plus any registration fee payable to any Superior Landlord or Superior Landlord's solicitors

5.10 From time to time on demand during the Term the Tenant shall provide the Landlord with particulars of all derivative interests of or in the Premises including particulars of rents rent reviews and service and maintenance charges payable in respect of them and copies of any relevant documents and the identity of the occupiers of the Premises

6    ENTRY BY LANDLORD
     -----------------

6.1 Upon reasonable prior written notice (except in emergency when no notice need be given) the Tenant shall permit the Landlord and those authorised by it at all times to enter (and remain unobstructed on) the Premises for the purpose of:


     (a)  inspecting the Premises for any purpose or

     (b)  making surveys or drawings of the Premises or

     (c) complying with the Landlord's obligations under this Lease or with any other Legal Obligation of the Landlord or

     (d) during the six months immediately preceding the date of Determination erecting a noticeboard stating that the Premises are to let or for sale (which the Tenant shall not remove interfere with or obscure) or

     (e) carrying out works which are the responsibility of the Tenant under this Lease but which the Tenant has failed to do


6.2 The Tenant shall keep the Landlord informed of the names addresses and telephone numbers of at least two persons who have keys to the Premises

7    COSTS
     -----

7.1 The Tenant shall pay to the Landlord on demand on a full indemnity basis all costs expenses losses and liabilities incurred by the Landlord as a result of or in connection with:

     (a) any breach by the Tenant of any of its covenants or obligations in this Lease and/or the enforcement or attempted enforcement of those covenants and obligations by the Landlord

     (b) any application for Consent under this Lease whether or not that Consent is refused or the application is withdrawn

     (c) the preparation and service of any notice under section 146 or 147 Law of Property Act 1925 notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court

     (d) the preparation and service of any notice requiring the Tenant to comply with any repairing or decorating covenants herein or any schedule of dilapidations served during the Term or within three months after Determination

8    LOSS OF GUARANTOR
     -----------------

8.1 If any party who has guaranteed to the Landlord the Tenant's obligations contained in this Lease dies or is the subject of any of the events referred to in clause 5.l(c) then within 14 days after the event the Tenant shall give notice of it to the Landlord and if so required by the Landlord at the expense of the Tenant the Tenant shall within three months after that event procure a further guarantee in the same terms from a party Reasonably acceptable to the Landlord

9    TITLE MATTERS
     -------------

9.1 The Tenant shall observe and perform all covenants in respect of the Premises arising from the Title Matters so far as they affect the Premises and are still subsisting

9.2 The Tenant shall pay to the Landlord on demand any sums which the Landlord may be required to pay to any other party under the Title Matters (except for rent under any Superior Lease) or as a contribution to the cost of repair decoration inspection testing maintenance or renewal of any areas or structure used by the Premises in common with other parties

                                   SCHEDULE 6
                                   ----------

                              Landlord's Covenants
                              --------------------

1    QUIET ENJOYMENT
     ---------------

1.1 If the Tenant observes and performs the Tenant's covenants and obligations in this Lease the Tenant may peaceably hold and enjoy the Premises during the Term without any lawful interruption or disturbance from or by the Landlord or any person claiming through under or in trust for the Landlord

2    SUPERIOR LANDLORD
     -----------------

2.1 The Landlord shall pay the rents reserved by the Superior Lease as and when they fall due and will observe and perform its covenants in the Superior Lease (except insofar as the Tenant covenants so to do under this Lease) but this covenant shall be by way of indemnity only for the Tenant

2.2 The Landlord shall use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Superior Lease upon receiving written notice from and at the expense of the Tenant

2.3 The Landlord shall take all reasonable steps at the Tenant's request and cost (on a full indemnity basis) to obtain the consent of the Superior Landlord where required under the terms of the Superior Lease whenever the Tenant makes application for any Consent


                                   SCHEDULE 7
                                   ----------

                              Guarantors Covenants
                              --------------------

     The Guarantor covenants with the Landlord including (without the need for any express assignment) its successors in title that:

1 At all times during the Term until the Tenant has lawfully assigned this Lease with the consent of the Landlord in accordance with this Lease the rents reserved by and all other sums payable pursuant to this Lease will be punctually paid and the several conditions and stipulations on the Tenant's part contained in this Lease will be duly performed observed and kept and if at any time during the Term until such assignment as is mentioned above there is default in the payment of the rents or in the observance or performance of any of the covenants or other terms of this Lease the Guarantor will pay the rents and observe or perform the covenants or terms in respect of which such default has occurred and will make good to the Landlord on demand and will indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of such non-payment non-performance or non observance provided always that the liability of the Guarantor will not in any way be released lessened or affected by:

1.1 Any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease or any refusal by the Landlord to accept rents tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under the Law of Property Act 1925 Section 146 have been entitled) to re-enter the Premises

1.2 The fact that part of the Premises may have been surrendered in which event the liability of the Guarantor will continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under the Law of Property Act 1925 Section 140 unless such surrender makes that part of the Premises not so surrendered considerably more difficult to alienate

1.3 Any agreement between the Landlord and the Tenant or any determination made by an arbitrator or expert relating to any rent review as provided in this Lease and so that any rent agreed or determined on such rent review will be deemed to be properly agreed or determined notwithstanding any failure to adhere to the prescribed procedures or timetables or the inclusion or exclusion of any item which should have been excluded or included in determining the reviewed rent

2 If the Tenant (being an individual) becomes bankrupt or (being a company) enters into liquidation and the Trustee in Bankruptcy or Liquidator disclaims this Lease then if so required by written notice given by the Landlord within 6 months after such disclaimer the Guarantor will accept from the Landlord a lease of the Premises in their then actual state or condition subject to any underlease or tenancy or other interest affecting the Premises or any part of them for a term equal to the residue of the Term which would have remained had there been no disclaimer at the same rent as that then payable under this Lease and subject to the same covenants provisions and conditions in all respects as those contained in this Lease (including the proviso for re-entry and rent review dates co-incident with those contained in this lease) such new lease to take effect from the date of disclaimer

3 If the Landlord so requires the new lease will contain an express covenant (in addition to all other covenants and provisions as mentioned or specified above) by the Guarantor (as tenant) immediately to carry out and complete at its own expense all works (whether of repair decoration or otherwise) which are required to remedy any breach of the covenants provisions and conditions of this Lease which occurred prior to the grant of such new lease

4 In any such case the Guarantor shall pay the costs of the new lease and will execute and deliver to the Landlord a counterpart of it

5 It is agreed and declared that the liability of the Guarantor is as principal covenant or with the Landlord and not merely collateral to the principal liability of the Tenant

6    Nothing in this Lease shall impose upon the Guarantor:

6.1 any requirement to guarantee in any way the performance of any covenant by any person other than the Tenant

6.2 any liability restriction or other requirement (of whatever nature) in relation to any time after the Tenant is released from any covenant by virtue of the Landlord and Tenant (Covenants) Act 1995 or

6.3 any liability in respect of the Tenant's performance of any covenant which is more onerous than that to which the Guarantor would be subject if it were the sole or principal debtor in respect of that covenant

7    To the extent that this Lease purports to impose upon the Guarantor any
     requirement  liability or   restriction referred to in paragraph 6 of this
     schedule the relevant provision of this Lease shall to that extent only be void but this shall not affect:

7.1  the enforceability of that provision except to that extent or

7.2  the enforceability of any other provision of this Lease

8 The liability of the Guarantor hereunder shall not extend to obligations of the Tenant arising under a "relevant variation" as defined in section 18(4) of the Landlord and Tenant (Covenants) Act 1995 but the making of the relevant variation shall not otherwise discharge the Guarantor's liability under this Lease

ORIGINAL

THE COMMON SEAL OF LIFE

ASSURANCE HOLDING

CORPORATION LIMITED is affixed

in the presence of:

Director

Secretary



 Wragge&Co


     55 Colmore Row, Birmingham B3 2AS
     Telephone 0121 233 1000    Fax 0121 214 1099

                             DATED 28 January 1999
                            ----------------------



                LIFE ASSURANCE HOLDING CORPORATION LIMITED (1)

                                      and

                       ORC INTERNATIONAL LIMITED    (2)


                                  UNDERLEASE
                    of Third and Fourth floors Numbers 2112
                     (even) Pentonville Road in the London
                             Borough of Islington



TERM           To 22 December 2006
FROM           18th November 1998
BASIC RENT     (Pounds)83,900 (subject to review)


                                   CONTENTS

Clause           Heading                                                    Page

1 Definitions and Interpretation.........................................     2
2 Demise and Rent........................................................     7
3 Tenant's Covenants.....................................................     7
4 Landlord's Covenants...................................................     7
5 Forfeiture.............................................................     7
6 Miscellaneous..........................................................     8
7 Landlord and Tenant (Covenants) Act 1995...............................    10
Schedule 1...............................................................    11
Schedule 2...............................................................    12
Schedule 3...............................................................    14
Schedule 4...............................................................    16
Schedule 5...............................................................    18
Schedule 6...............................................................    20
Schedule 7...............................................................    29
Schedule 8...............................................................    30
Schedule 9...............................................................    35
Schedule 10..............................................................    36

THIS LEASE made on          1998 BETWEEN:

(1) LIFE ASSURANCE HOLDING CORPORATION LIMITED (Company No. 2970583) whose registered office is at Windsor House Telford Centre Telford ShropshireTF3 4NB ("the Landlord")

(2) O R C INTERNATIONAL LIMITED (Company No 1088226) whose registered office is at 361/373 City Road London EC1V 1JS ("the Tenant")


WITNESSES as follows:

1     DEFINITIONS AND INTERPRETATION
      ------------------------------

1.1 In this Lease unless the context otherwise requires the following expressions have the following meanings:

      "ADDITIONAL SERVICES" means the services listed in paragraph 2 of schedule 8 as from time to time altered (if at all) under clause 7.6

      "AUTHORITY" means any statutory public local or other authority or any court of law or any government department or any of them or any of their duly authorised officers

      "BASIC RENT" means:

(a) from and including 18th November 1998 to and including 17th February 1999 a peppercorn (if demanded.

(b) from and including 18th February 1999 to and including 23rd June 2001 (Pounds)141,500 per annum

(c)   and thereafter as reviewed under schedule 4


      "BASIC SERVICES" means the Services listed in paragraph 1 of schedule 8 as from time to time altered (if at all) under clause 6.6

      "BUILDING" means the building and external areas known as 2/12 (even) Pentonville Road in the London Borough of Islington shown for identification purposes only edged in red on the Site Plan and any or every part of that building and everything attached to it or used for its benefit "Business Hours" means between the hours of 8 a.m. and 8 p.m. on Monday to Friday (inclusive) of any week (but excluding in each case bank holidays and other public holidays)

      "CAR PARK" means the car park at the Building

      "COMMON PARTS" means all parts of the Building from time to time provided for the common use of more than one of the tenants or occupiers of the Building and their visitors including without limitation any of the following which fall within this definition: vehicular and pedestrian accesses passages stairways circulation areas lifts escalators landscaped areas loading bays fire escapes toilet facilities storage areas refuse collection and disposal areas

      "CONDUITS" means sewers drains pipes wires cables ducts gutters fibres and any other medium for the passage or transmission of soil water gas electricity air smoke light information or other matters and includes where relevant ancillary equipment and structures


      "CONNECTED PERSON" means any person firm or company which is connected with the Tenant for the purposes of Section 839 Income and Corporation Taxes Act 1988

      "CONSENT" means an approval permission authority licence or other relevant form of approval given by the Landlord in writing

      "DETERMINATION" means the end of the Term however that occurs

     "ENACTMENT" means:

     (a)  any Act of Parliament and

     (b) any European Community legislation or decree or other supranational legislation or decree having effect as law in the United Kingdom and references (whether specific or general) to any Enactment include any statutory modification or re-enactment of it for the time being in force and any order instrument plan regulation permission or direction made or issued under it or under any Enactment replaced by it or deriving validity from it

     "ENVIRONMENTAL DAMAGE" means any reduction in value of the Landlord's interest in the Premises or the Building or any damage to human health or the environment arising from the Premises which would constitute a breach of any Legal Obligation or give rise to a civil claim for damages

     "ESTIMATED SERVICE CHARGE" means the Landlord's estimate of the Service Charge which will be payable by the Tenant during a Service Charge Period

     "GROUP COMPANY" means any company of which the Tenant is a Subsidiary or which has the same Holding Company as the Tenant where Subsidiary and Holding Company have the meanings given to them by section 736 Companies Act 1985

     "HAZARDOUS MATERIAL" means any substance known or reasonably believed to be harmful to human health or the environment and for that reason subject to statutory controls on production use storage or disposal

     "INSURANCE CHARGE" means the Percentage of the cost to the Landlord of effecting and maintaining the Insurance Policies including where relevant the cost of assessing any insured amounts and any sums payable to any Superior Landlord in respect of insurance maintained by it

     "INSURANCE POLICIES" means the insurance policy or policies maintained by the Landlord or any Superior Landlord in respect of the Building covering damage by Insured Risks Loss of Rent public liability and other matters

     "INSURED RISKS" means the insured risks as set out in clause 1 of the Superior Lease and such other risks as the Landlord or any Superior Landlord may from time to time require to be covered

     "INSURERS" means the underwriters or insurance office with whom the Insurance Policies are effected

     "INTEREST RATE" means four percent above the base lending rate from time to time of Lloyds Bank Plc or such other bank being a member of the Committee of London and Scottish Bankers as the Landlord may from time to time nominate or if that base lending rate cannot be ascertained then four percent above such other rate as the Landlord may reasonably specify and where and whenever interest is payable at or by reference to the Interest Rate it shall be calculated on a daily basis and compounded on the Quarter Day

     "LEASE" means this underlease and includes where relevant any deed of variation licence Consent or other document supplemental to or associated with this Lease

     "LEGAL OBLIGATION" means any obligation from time to time created by any Enactment or Authority which relates to the Building or its use and includes without limitation obligations imposed as a condition of any Necessary Consents

     "LETTABLE AREA" means a part of the Building designed or intended for letting or exclusive occupation (except in connection with the management of the Building) the boundaries of any Lettable Area being determined in the same manner as the boundaries of the Premises under schedule 1

     "LOSS OF RENT" means loss of all Basic Rent from the Building due to damage or destruction by any of the Insured Risks for a period of three years having regard to potential increases in that income as a result of lettings rent reviews or other matters which may occur

     "MANAGING AGENT" means any party from time to time appointed by the Landlord to manage the Building (who may be an employee of the Landlord)

     "NECESSARY CONSENTS" means planning permission and all other consents licences permissions and approvals whether of a public or private nature which shall be relevant in the context

     "OPEN MARKET RENT" means the best rent which might reasonably be expected to be paid by a willing tenant to a willing landlord for a letting of the whole of the Premises in the open market and upon the assumptions :the Premises are vacant with the benefit of all improvements without premium or other capital payment for the residue then unexpired of the Term remaining at the Review Date (with the benefit of the rights relating to extension of term granted by the Landlord and Tenant Act 1954) commencing on the Review Date and upon the terms of this Lease (except as to the amount of the Basic Rent but including the provisions for rent review)

     (a) the Tenant has fully observed and performed its obligations hereunder; and

     (b) the Premises are fit for immediate occupation and use without the need for a rent free period or a rent abatement or other inducement to the incoming lessee and that no work has been carried out thereon by the Tenant or his predecessors in title during the Term which has diminished the rental value of the Premises and in case the Premises have been destroyed or damaged they have been fully restored; and

     (c) no reduction is to be made to take account of any rental concession which on a new letting with vacant possession might be granted to the incoming tenant for a period within which its fitting out works would take place but disregarding:

          (a) any effect on rent of the fact that the Tenant any undertenant or any of their respective predecessors in title has been or is in occupation of the Premises

          (b) any goodwill attached to the Premises by reason of the carrying on of the business of the Tenant any undertenant or their respective predecessors in title

          (c) any loss of floor space in the premises resulting from the linking of the Premises with any adjoining building or property

     "OUTGOINGS" means all rates taxes charges duties assessments impositions and outgoings of any sort which are at any time during the Term payable whether by the owner or occupier of property (and includes charges for electricity gas water sewerage telecommunications and other services rendered to or consumed by the Premises ) but excludes tax payable by the Landlord on the receipt of the Basic Rent or on any dealings with its reversion to this Lease and input Value Added Tax suffered by the Landlord in respect of the Building

     "PERCENTAGE" means a fair and proper proportion as conclusively determined by the Landlord (save in case of manifest error) but which in the absence of special circumstances will be substantially the same as the proportion which the net internal area of the Premises bears to the net internal area of all the Lettable Areas at the relevant time

     "PERMITTED USE" means use as high class offices

     "PLANT" means the plant equipment and machinery from time to time in or on the Building including without limitation lifts hoists generators and equipment for air-conditioning ventilation heating cooling fire alarm fire prevention or fire control communication and security

     "PREMISES" means that part of the Building described in schedule 1 and all additions and improvements made to it and references to the Premises shall include reference to any part of them

     "PREMISES PLAN" means the attached plans marked as such

     "PRESIDENT" means the President from time to time of the Royal Institution of Chartered Surveyors or any person authorised at the relevant time to act on his behalf

     "QUARTER DAYS" means 25th March 24th June 29th September and 25th December in each year

     "REGULATIONS" means the Regulations in schedule9 and any other reasonable regulations from time to time made by the Landlord and notified to the Tenant in addition to or in substitution for those regulations which the Landlord reasonably considers appropriate having regard to the principles of good estate management

     "RENT" means all sums reserved as rent by this Lease

     "RENT RESTRICTIONS" means any Enactment which restricts the right of the Landlord to review the Basic Rent or to recover any Rent under this Lease

     "RENT REVIEW SURVEYOR" means the person appointed under paragraphs 3 or 6 of schedule 4 to determine the Basic Rent at the Review Date

     "RESERVE FUND" means the fund (if any) from time to time established under schedule 8 to meet the cost of Reserve Fund Works which are expected to be required in the future

     "RESERVE FUND WORKS" means the works of major items of repair maintenance and decoration of the Retained Property and the renewal or replacement of the Plant

     "RETAINED PROPERTY" means all parts of the Building except for the Premises and the other Lettable Areas and includes without limitation the Common Parts the Conduits the foundations roof exterior and structure of the Building the Plant (except where part of the Premises or any Lettable Area) any external areas of the Building and any parts of the Building used for the management of the Building or the provision of services to it

     "REVIEW DATE" means 24th June 2001 and in addition any date on which any Rent Restrictions in force on a previous Review Date are repealed or modified so as to be less restrictive

     "REVIEW PERIOD" means the period commencing on a Review Date and expiring on Determination

     "SERVICE CHARGE" means the Percentage of the Total Service Costs in any Service Charge Period

     "SERVICE CHARGE ACCOUNT DATE" means 31 December in each year of the Term or such other date or dates in each year of the Term as the Landlord may by written notice to the Tenant stipulate and also the date of Determination

     "SERVICE CHARGE PERIOD" means the period commencing on the commencement of the Term and expiring on the first Service Charge Account Date and thereafter the period from and excluding one Service Charge Account Date up to and including the next Service Charge Account Date

     "SERVICE CHARGE STATEMENT" means the statement to be provided to the Tenant under paragraph 4.4 of schedule 8

     "SERVICE COSTS" means the costs set out in paragraph 3 of schedule 8

     "SERVICES" means the Basic Services and the Additional Services

     "SIGN" includes any sign hoarding showcase signboard bill plate fascia poster or advertisement

     "SIGNBOARD" means a common signboard which may be provided by the Landlord in the common entrance hall of the Building

     "SITE PLAN" means the attached plan marked as such

     "SUPERIOR LANDLORD" means any party having an interest in the Premises in reversion to the Superior Lease

     "SUPERIOR LEASE" means the Lease dated 13 April 1989 and made between (1) The New River Company Limited and (2) Aetna Limited and Aetna International
     (UK) Limited and includes any leases in reversion to that Lease

               "TERM" means the term granted by this Lease and includes any extension holding over or continuation of it whether by Enactment agreement or otherwise

               "TOTAL SERVICE COSTS" means the total of the Service Costs in any Service Charge Period

               "TITLE MATTERS" means the matters set out in Part 2 of schedule 3

               "VALUE ADDED TAX" includes any future tax of a like nature

1.2  In this Lease unless the context otherwise requires:

               (a)   words importing any gender include every gender

               (b) words importing the singular number only include the plural number and vice versa

               (c) words importing persons include firms companies and corporations and vice versa

               (d) references to numbered clauses and schedules are references to the relevant clause in or schedule to this Lease

               (e) reference in any schedule to numbered paragraphs are references to the numbered paragraphs of that schedule

               (f) where any obligation is undertaken by two or more persons jointly they shall be jointly and severally liable in respect of that obligation

               (g) any obligation on any party not to do or omit to do anything shall include an obligation not to allow that thing to be done or omitted to be done by any undertenant of that party or by any employee servant agent invitee or licensee of that party or its undertenant

               (h) where the Landlord or the Tenant covenant to do something they shall be deemed to fulfil that obligation if they procure that it is done

               (i) the headings to the clauses schedules and paragraphs shall not affect the interpretation

               (j) any sum payable by one party to the other shall be exclusive of Value Added Tax which shall where it is chargeable be paid in addition to the sum in question at the time when the sum in question is due to be paid upon receipt of a valid VAT invoice

               (k)   the attached plans are for identification only

               (1) any relevant perpetuity period shall be eighty years from the date of this Lease

               (m) in the event that the Superior Lease shall be determined and if in consequence thereof the Tenant shall become the direct lessee of the Superior Landlord such provisions of the Superior Lease shall be incorporated in this Lease and shall have full force and effect as if the same was set out in this Lease in extense (mutatis mutandis)

               (n) The expressions "the Landlord" and "the Tenant" wherever the context so admits mean the person for the time being entitled to the reversion immediately expectant on the termination of the Term and the person for the time being entitled to that Term respectively

               (o) the expression "Guarantor" means the person named as such in this Lease (if any) for so long as that person remains bound by the covenants on its part contained in this Lease or any other person who has entered into covenants with the Landlord pursuant to paragraph 8 of schedule 6 for so long as such persons remains bound by such covenants

1.3  If and whenever the Landlord is itself a lessee of the Premises:

                     (a) wherever Consent is required under this Lease the approval of the Superior Landlord shall also be required to the extent required under the Superior Lease

          (b) any Consent shall be subject to the need for the approval of the Superior Landlord where appropriate

          (c) nothing in this Lease or in any Consent shall imply that the Superior Landlord's approval will not be unreasonably withheld

          (d) the rights reserved by Part 1 of schedule 3 are also reserved to the Superior Landlord

          (e) references to any right of (or covenant to permit) the Landlord to enter the Premises shall extend to the Superior Landlord and to anyone authorised by it or otherwise entitled

          (f) this Lease shall take effect subject to the rights excepted and reserved by the Superior Lease (which are by virtue of this provision reserved to the Landlord as well as the Superior Landlord)

          (g) any covenant required to be given for the benefit of the Landlord shall also be given (if required by the Landlord or the Superior Landlord) for the benefit of the Superior Landlord

2    DEMISE AND RENT
     ---------------

2.1 The Landlord demises the Premises to the Tenant with Full Title Guarantee together with the rights set out in schedule 2 except and reserving to the Landlord the rights set out in Part 1 of schedule 3 subject to the Title Matters to hold them to the Tenant for a term of years starting on 18 November 1998 and expiring on 22nd December 2006 paying during the Term by way of Rent;

          (a) the Basic Rent which shall be paid yearly and proportionately for any part of a year by equal quarterly instalments in advance on the Quarter Days the first payment of a peppercorn to be made eg the date hereof and the second payment to be made on 4 June 1998 in respect of the period from such date to the next Quarter Day thereafter and

          (b) the Insurance Charge which shall be paid as stated in paragraph 2 of schedule 5 and

          (c) the Service Charge which shall be paid as stated in schedule 8 and

          (d) any other sums which may become due from the Tenant to the Landlord under the provisions of this Lease

3    TENANT'S COVENANTS
     ------------------


3.1 The Tenant covenants with the Landlord until it assigns this Lease as a whole with Consent as required by this Lease that it shall observe and perform the covenants set out in schedule 6 and those on its part contained in schedule 5

4    LANDLORD'S COVENANTS
     --------------------

4.1 The Landlord covenants with the Tenant that whilst the reversion to this Lease is vested in it shall observe and perform the covenants set out in schedule 7 and those on its part contained in schedule 5

5    FORFEITURE
     ----------

5.1  Without prejudice to any other rights of the Landlord if:

          (a) the whole or part of the Rent remains unpaid twenty-one days after becoming due (in the case of the Basic Rent whether demanded or not) or

          (b) any of the Tenant's covenants in this Lease are not performed or observed or

          (c) the Tenant or any guarantor of the Tenant's obligations under this Lease:


               (i) proposes or enters into any composition or arrangement with its creditors generally or any class of its creditors or

               (ii) is the subject of any judgement or order made against it which is not complied with within 21 days or is the subject of any execution distress sequestration or other process levied upon or enforced against any part of its undertaking property assets or revenue or

               (iii)   being a company:

                       (A) is the subject of a petition presented an order made or a resolution passed or analogous proceedings taken for appointing an administrator of or winding up such company (save for the purpose of an amalgamation or reconstruction of a solvent company) or

                       (B) an encumbrancer takes possession or exercises or attempts to exercise any power of sale or a receiver is appointed of the whole or any part of the undertaking property assets or revenues of such company or

                       (C) stops payment or agrees to declare a moratorium or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or

               (iv)    being an individual:

                       (A) is the subject of a bankruptcy petition or bankruptcy order or

                       (B)  is the subject of an order or appointment under
                            section 253 or section 273 or section 286 Insolvency Act 1986 or

                       (C) is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of sections267 and 268 Insolvency Act 1986

          (d) any event occurs or proceedings are taken with respect to the Tenant or any guarantor of the Tenant's obligations under this Lease in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clause 5.1 (c)

               then and in any of such cases the Landlord may at any time (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any previous breach by the Tenant of this Lease

6.   MISCELLANEOUS
     -------------

6.1  Except to the extent that the Landlord may be liable under its covenants in schedule 7or by law notwithstanding any agreement to the contrary the Landlord shall not be liable in any way to the Tenant or any undertenant or any servant agent licensee or invitee of the Tenant or any undertenant by reason of:

          (a) any act neglect default or omission of any of the tenants or owners or occupiers of any adjoining or neighbouring premises (whether within the Building or not) or of any representative or employee of the Landlord (unless acting within the scope of the authority of the Landlord) or

          (b) the defective working stoppage or breakage of or leakage or overflow from any Conduit or any of the Plant

6.2 The Landlord shall be entitled to make alterations to the Common Parts or to alter renew or replace any Plant and to temporarily obstruct the Common Parts while doing so but shall in so doing ensure that reasonable access to the Premises or reasonable alternative access to the Premises is always available provided always nothing in this clause shall permit the Landlord to derogate from the grant

6.3 Nothing in this Lease shall imply or warrant that the Premises may lawfully be used for the Permitted Use and the Tenant acknowledges and admits that no such representation or warranty has ever been made by or on behalf of the Landlord

6.4 The Landlord and the Tenant shall not be liable to each other for breach of covenant in this Lease to the extent that its performance observance becomes impossible or illegal but subject to the other provisions of this Lease the Term and the Tenant's liability to pay Rent shall not cease or be suspended for that reason

6.5 The Landlord shall incur no liability to the Tenant or any undertenant or any predecessor in title of either of them by reason of any approval given to or inspection made of any drawings plans specifications or works prepared or carried out by or on behalf of any such party nor shall any such approval or inspection in any way relieve the Tenant from its obligations under this Lease

6.6  In the interests of security the Landlord:

          (a) may require anyone entering or leaving the Building to identify themselves and the party in the Building whom they are visiting and to record this information and their arrival and departure times in a book or other form of record kept for the purpose

          (b) may prevent anyone entering the Building for the purpose of visiting the Premises unless that person has a key to the Premises or is authorised by the Tenant or any other permitted occupier of the Premises

          (c) may require the Tenant or permitted occuplcr of the Premises to escort any person visiting them from the security or reception desk to the Premises (and back again when that person leaves)

          (d) may prevent anyone removing any items from the Building unless that person is authorised to do so by the Landlord or any tenant or permitted occupier of the Building and in this regard:

               (A) the rights of access and egress granted in schedule 2 are subject to this clause (but not so as to prevent the Tenant's right of access to the Premises at all times during the day and night seven days a week) and

               (B) any authorisation required by this clause must be produced to the person requiring it or confirmed by a written or oral (or telephoned) statement from the person giving it

6.7 The Landlord may add to vary or discontinue any of the Services (except the Basic Services) where the Landlord considers it appropriate to do so having regard to the principles of good estate management

6.8 The Tenant shall not be or become entitled to any easement right quasi-easement or quasi-right

6.9 Section 196 Law of Property Act I 925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices which may need to be served under this Lease and any notice shall also be sufficiently served on the Landlord if served on the managing agents who act for the Landlord in relation to the Building at the time of service

6.10 Any dispute arising between the Tenant or any undertenant and any owner or occupier (other than the Landlord) of adjacent property owned (whether freehold or leasehold) by the Landlord as to any right or privilege or any party or other wall or otherwise shall (except where it relates to a matter of law) be determined on behalf of the Tenant or any undertenant by the Superior Landlords Surveyor (as provided in the Superior Lease) or someone appointed by him and any such decision shall bind the Tenant or any undertenant who shall pay the cost of obtaining it

6.11 This Lease is a Deed

6.12 If the Landlord and the Tenant agree in writing that the Tenant may defer payment of any sums due under this Lease then for the purposes of this Lease (and of Section 17 Landlord and Tenant (Covenants) Act 1995) those sums shall be deemed to be due for payment on the deferred date so agreed, and not on the earlier date on which they would, but for that agreement, have fallen due

7    LANDLORD AND TENANT (COVENANTS) ACT 1995
     -----------------------------------------

     This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995

IN WITNESS of which each party has duly executed this Lease as a Deed the date first above written

                                   Schedule 1
                                   ----------

                                  The Premises
                                  ------------

The Lettable Areas on the third and fourth floors of the Building which are shown for identification only edged red on the Premises Plans and which in relation to each floor extends from the upper side of the floor slab immediately below that floor to the underside of the floor slab immediately above that floor excluding:

(a) the walls bounding that Lettable Area other than those walls (if any) indicated as party walls on the Premises Plan and

(b) all load-bearing walls and pillars within that Lettable Area and all structural floor slabs within that lettable area

(c) all structural floor slabs within that Lettable Area and

(d) all Conduits and Plant within that Lettable Area which do not serve that Lettable Area exclusively and

(e) all tenant's or trade fixtures and fittings within that Lettable Area that can be removed without causing irreparable damage to the premises (other than those installed by the lessee under the Superior Lease as part of the original fitting out works which are deemed to be part of the demised premises and the property of the Superior Landlord) but including:

(a) the plaster and other finishes on the inner sides of the walls bounding that Lettable Area and on all faces of all load-bearing walls and pillars wholly within that Lettable Area and

(b) all ceilings and other finishes applied to or suspended from the floor slab immediately above that Lettable Area and from and to any floor slab within that Lettable Area and

(c) all floors floor screeds and other finishes applied to the floor slab immediately below that Lettable Area and to any floor slab within that Lettable Area and

(d) all doors windows and roof lights of that Lettable Area together with the frames glass and furniture of them and

(e) the whole of all non-load-bearing walls wholly within that Lettable Area and

(f) one half in thickness of all walls (if any) bounding that Lettable Area and indicated as party walls on the Premises Plan and

(g) all Conduits and Plant within that Lettable Area and which serve that Lettable Area exclusively

(h) all Landlord's fixtures and fittings including for the avoidance of doubt the carpets (except where they form part of the Conduits and Plant excluded elsewhere in this Schedule)

                                  Schedule 2
                                  -----------

                       Part 1 - Rights granted in common
                       ---------------------------------


The right in common with the Landlord and all others for the time being authorised by the Landlord or otherwise entitled for the Tenant and any permitted undertenant or permitted occupier of the Premises:

(a) to connect to and use all Conduits and Plant from time to time serving the Premises or provided for the benefit of the Premises (but save where the Landlord has given its consent to such access (such consent not to be unreasonably withheld or delayed) without any right of access to areas outside the Premises for this purpose)

(b) its servants agents licensees and visitors of the Tenant at all times of the day and night seven days a week (but subject to compliance in full with the Landlord's reasonable security requirements)to pass and repass over the Common Parts and otherwise to use the Common Parts for the purpose which they are designed

(c) of support and protection for the Premises from the remainder of the Building

(d) to enter such other parts of the Building as are reasonably necessary for the purpose of complying with the Tenant's obligations under this Lease the person entering causing as little damage and inconvenience as reasonably possible and making good at its expense any damage caused to the Building by such entry

(e) to use any Signboard (if supplied by the Landlord)

                           Part 2 - Exclusive rights
                           -------------------------


Subject to the Title Matters the exclusive rights for the Tenant and any permitted undertenant or permitted occupier of the Premises or the Tenants servants agents licensees invitees or visitors authorised by the Tenant to park one private motor vehicle in the Car Park in such position as determined by the Landlord and notified to the Tenant from time to time

                                   Schedule 3
                                   ----------

                      Part 1 - Exceptions and Reservations
                      ------------------------------------


The rights for the Landlord and all others from time to time authorised by the Landlord or otherwise entitled and without any liability to pay compensation:

1.1 to carry out works to the Building or to any other property and to use them in whatever manner may be desired and to consent to others doing so whether or not in each case the access of light and air to the Premises shall be affected in any way

1.2 to connect to and use all Conduits and Plant within or forming part of the Premises

1.3.1 upon reasonable prior written notice to the Tenant (except in emergency when no notice need be given) to enter and remain on the Premises with or without tools appliances scaffolding and materials for the purposes of

(a) installing inspecting repairing renewing reinstalling cleaning maintaining removing or connecting up to any Conduits or Plant or

(b) inspecting cleaning altering repairing maintaining renewing demolishing or rebuilding any adjoining or adjacent premises or any other things used in common or

(c)    carrying out works under paragraphs 3.5 or 9.4 of schedule 6 or

(d) complying with the Landlord's obligations under this Lease or with any other Legal Obligation of the Landlord the person entering causing as little damage and inconvenience as reasonably possible and making good at its expense as soon as practicable any damage caused to the Premises by such entry

                             Part 2 - Title Matters
                             ----------------------


1. The easements rights covenants and other matters contained or referred to in the following documents:


Date             Document                                Parties
9" June 1988     Deed                     Saxone Lilley & Skinner
                                          (Holdings) Limited(l) and
                                          The New River Company
                                          Limited (2)

18 March 1988    Lease                    The New River Company
                                          Limited (1) The London
                                          Electricity Board(2)

2 March 1993     Licence for Alterations  The New River Company
                                          Limited (1) Aetna
                                          International (UK) Limited
                                          (2)

24 May 1928      Party Wall Agreement     The Saxone Shoe Company
                                          Limited (1) and Palmer &
                                          Harvey Limited (2)


2 All other easements rights covenants and other matters (if any) affecting the Premises

                                   Schedule 4
                                   ----------

                              Review of Basic Rent
                              --------------------

1 On the Review Date the Basic Rent shall be reviewed in accordance with this schedule and the Basic Rent payable in respect of the Review Period shall be the higher of the Basic Rent payable immediately before that Review Period (ignoring for this purpose any rent cesser under paragraph 3 of schedule 5 then current) and the Open Market Rent on the Review Date

2 The Landlord and the Tenant shall seek to agree the amount of the Open Market Rent in respect of the Review Period but if they have not agreed it by the date three months before the Review Date then either party may require the matter to be determined by the Rent Review Surveyor

3 The Rent Review Surveyor shall be a professionally qualified chartered surveyor or valuer and shall be previously agreed upon between the Landlord and the Tenant or (in the absence of such agreement prior to the date one month before the relevant Review Date) nominated on the application of either the Landlord or the Tenant or both of them jointly by the President and in the event of a sole application by the Landlord or the Tenant the party making such application shall on the date of the application provide a copy thereof to the other party

4 The Rent Review Surveyor shall act as an arbitrator in accordance with the Arbitration Act 1996 unless the Landlord and the Tenant shall agree otherwise in writing before the Rent Review Surveyor is appointed in which case he shall:

     (a)   act as an expert and

     (b) allow the parties a reasonable opportunity of making representations and counter-representations to him and

     (c) take those representations and counter-representations into account and

     (d) if required by either party give written reasons for his determination

5 The award of the Rent Review Surveyor shall be binding on the parties and the costs of the reference to him and of his determination ( including his own fees and expenses and the legal and other costs of the parties) shall lie in his award

6 If the Rent Review Surveyor dies or becomes unwilling to act or becomes incapable of acting or the President may upon the application of either the Landlord or the Tenant or both of them jointly discharge him and appoint another Rent Review Surveyor to act in his place and in the same capacity and this shall be repeated as many times as the circumstances may require

7 If for any reason the Open Market Rent is not agreed or determined until after the Review Date the Tenant shall continue to pay the Basic Rent at the rate applicable immediately before that date and on the day 7 days after the day on which the Open Market Rent is agreed or determined the Tenant shall pay the amount of any increase for the period from and including the relevant Review Date up to the Quarter Day following that agreement or determination together with interest on each part of that payment at 4 per centum below the Interest Rate for the period on and from the date on which that part would have been payable had the Open Market Rent been agreed before the Review Date up to the date on which payment is due

8 Within twenty-eight days of the Open Market Rent being agreed or determined a memorandum recording the increased Basic Rent (or the fact that there is no increase) shall be executed by the parties and attached to this Lease and the Counterpart but that memorandum shall be regarded as evidential only and its absence shall not affect the liability of the Tenant to pay any increased Basic Rent

9    Time is not of the essence in this schedule

10 For the purpose of this schedule the Open Market Rent shall be deemed to have been determined on the date of the Rent Review Surveyor's award or determination


                                   Schedule 5
                                   ----------

                                   Insurance
                                   ---------


1      Landlord's Insurance Obligations

1.1    The Landlord shall:


       (a) effect and maintain in respect of the Building insurances in respect of public liability and in respect of liability under the Defective Premises Act 1972 (and any other Enactment in respect of which the Landlord requires insurance)


       (b) pay promptly to the Superior Landlord all sums relating to insurance required under the Superior Lease

       (c) request from the Superior Landlord whenever reasonably requested by the Tenant and to the extent permitted under the Superior Lease evidence of the terms of the Insurance Policies effected by the Superior Landlord and of payment of the last premium and shall pass on to the Tenant the evidence obtained from the Superior Landlord

   (d) pass on to the Tenant copies of all relevant terms of and communications about insurance of the Building received from the Insurers or the Superior Landlord or from any person on their behalf

   1.2  The Landlord may but shall not be obliged to insure against Loss of Rent

   1.3 The Landlord shall not be obliged to insure under paragraph 1.1 if and to the extent that

        (a)  insurance is not available in the London insurance market and

        (b) to the extent that any normal excess exclusion or limitation imposed by Insurers applies and

        (c) the Insurance Policies have become void or voidable by reason of any act of neglect or default of the Tenant or any undertenant or any predecessor in title of either of them or any employee servant agent licensee or invitee of any of them and to the extent that any risk which would otherwise be an Insured Risk is not actually insured against as a result of any of the above matters it shall not be treated as an Insured Risk

1.4 If the Landlord receives any commissions or other benefits for effecting or maintaining insurance under this Lease it shall not be obliged to pass the benefit of them on to the Tenant

1.5 If the Landlord is itself an insurance company it may self-insure in which case it shall be deemed to be doing so at its usual rates and on its usual terms for insuring a third party

2       TENANT'S INSURANCE OBLIGATIONS
        ------------------------------

2.1     The Tenant shall pay to the Landlord when due the Insurance Charge

2.2 The Tenant shall pay to the Landlord on demand the Percentage of any normal excess which the Landlord is properly required to bear under any Insurance Policy

2.3     The Tenant shall:

        (a) not do or fail to do anything which shall or may cause any of the Insurance Policies to be void or voidable or premium payable in respect of Insurance Policies to be increased

        (b) not insure or maintain insurance of the Building or the Premises against any of the Insured Risks (save to the extent that both the Landlord and the Superior Landlord have failed to do so)

        (c) notify the Landlord of the incidence of any Insured Risk or any other matter which ought reasonably to be notified to the Insurers

        (d) pay on demand the whole of any increase in any premium arising from a breach of paragraph 2.3

        (e) comply with all the conditions of such Insurance Policies and all requirements of the Insurers of which it is notified in writing

             (e) notify the Landlord in writing of the value of any alterations additions or improvements which the Tenant or any undertenant proposes to make before those works are commenced

3.     RENT CESSER
       -----------

3.1 If the Building is damaged or destroyed by any of the Insured Risks such that the Premises are unfit for occupation and use then (unless paragraph 4 applies) the Basic Rent or a fair proportion of it according to the nature and extent of the damage in question shall be suspended until the date on which the Premises are again fit for occupation and use

4      VITIATION OF INSURANCE
       ----------------------

4.1 If the insurance money under any of the Insurance Policies is wholly or partly irrecoverable by reason of any act neglect or default of the Tenant or any undertenant or any predecessor in title of either of them or any employee servant agent licensee or invitee of any of them or where the sum insured is inadequate as a result of a breach by the Tenant of paragraph 2.3 (i) then the Tenant will pay to the Landlord the irrecoverable amount or the amount of such shortfall as the case may be

4.2 Payment under paragraph 4.1 shall be made on the later of the date of demand by the Landlord and the date on which such insurance money (or the relevant part of it) would have been claimable under the Insurance Policies had they not been wholly or partly vitiated

4.3 In addition to any sum payable under paragraph 4.1 the Tenant shall pay interest at the Interest Rate on the relevant sum from the date on which that sum is due to the date of payment

5      ARBITRATION
       -----------

5.1 Any dispute under paragraphs 3 and 4 shall be determined by a sole arbitrator to be agreed upon by the Landlord and the Tenant or in default of agreement to be nominated at the request of either of them or both of them jointly by the President and in either case in accordance with the Arbitration Act 1996

                                   Schedule 6
                                   ----------

                               Tenant's Covenants
                               ------------------

1      TO PAY RENT
       -----------

1.1 To pay the Rent at the times and in the manner required by this Lease to such address as the Landlord may from time to time notify to the Tenant and without deduction or set-off whether legal or equitable

1.2 To pay the Basic Rent by banker's standing order or direct debit if required by the Landlord

1.3 If the Basic Rent or any part of it is not paid in cleared funds on the date on which it is due or if any other part of the Rent is not paid within seven days after becoming due (whether or not demanded in the case of Basic Rent) the sum in question shall carry interest at the Interest Rate for the period from the date on which it became due until the date of actual payment and that interest shall be paid by the Tenant on demand

1.4 If the Landlord refuses to accept Rent because an event referred to in clause 5.1 has occurred and the Landlord does not wish to waive its rights under that clause then such unpaid Rent shall nevertheless bear interest under paragraph 1.3 of this Schedule 6 until the date the Rent in question is accepted

2  TO PAY OUTGOINGS
   ----------------

2.1 To pay and discharge all Outgoings relating to the Premises at the times when they become due

2.2 If at any time the Premises are not separately assessed for any Outgoings the Tenant shall pay to the Landlord when due a fair proportion of any assessment which includes the Premises

2.3.1 To take all reasonable steps at the Tenant's request and cost (on a full indemnity basis) to obtain the consent of the Superior Landlord where required under the terms of the Superior Lease

2.4 Not without Consent (which shall not be unreasonably withheld or delayed) to agree with the relevant Authority any rating or other assessment in respect of the Premises and to consult with (and have due regard to the representations of) the Landlord in the negotiations for any such assessment or any appeal against any such assessment

3  REPAIR AND DECORATION
   ---------------------

3.1 To repair the Premises and to keep them in good and substantial repair and condition

3.2 To keep the Premises painted or otherwise decorated to a high standard and to redecorate them to a high standard not less than every five years and also in the year preceding Determination (having on the last occasion first obtained Consent to the colour scheme which Consent shall not be unreasonably withheld)

3.3 Paragraphs 3.1 3.2 and 3.4 shall not apply to the extent that any lack of repair or decoration is caused by damage by an Insured Risk (unless paragraph4.1 of schedule 5 applies)

3.4    To keep the Premises in a clean and tidy condition

3.5 If the Tenant is in breach of this paragraph 3 then in addition to any other rights which the Landlord may have:


       (a) the Landlord may serve on the Tenant written notice specifying the breach in question and

       (b) the Tenant shall as soon as practicable after receipt of that notice and in any event within two months (or sooner in emergency) commence and proceed with all due speed to remedy the breach and

       (c) if the Tenant fails to comply with this paragraph 3 the Landlord may enter the Premises and carry out the relevant work and all proper costs incurred by the Landlord in so doing shall be a debt from the Tenant to the Landlord which the Tenant shall pay on demand with interest on them at the Interest Rate from the date of demand to the date of payment

3.6 The Tenant shall give written notice to the Landlord immediately on becoming aware of:

       (a)   any damage to or destruction of the Building or

       (b) any defect or want of repair in the Building (including without limitation any relevant defect within the meaning of Section 4 Defective Premises Act 1972) which the Landlord is liable to repair under this Lease or which the Landlord is or may be liable to repair under common law or by virtue of any Enactment

4      YIELDING UP ON DETERMINATION
       ----------------------------

4.1 On Determination the Tenant shall yield up the Premises to the Landlord with vacant possession in a state of repair condition and decoration which is consistent with the proper performance of the Tenant's covenants in this Lease

4.2.1 If on Determination the Tenant leaves any fixtures fittings or other items in the Premises the Landlord may treat them as having been abandoned and may remove destroy or dispose of them as the Landlord wishes and the Tenant shall pay to the Landlord on demand the cost of this with interest at the Interest Rate from the date of demand to the date of payment and indemnify the Landlord against any and all resulting liability

4.3 Immediately before Determination if and to the extent required by the Landlord the Tenant shall reinstate all alterations additions or improvements made to the Premises at any time during the Term ( or pursuant to any agreement for lease made before the start of the Term) and where this involves the disconnection of Plant or Conduits the Tenant shall ensure that the disconnection is carried out properly and safely and that the Plant and Conduits are suitably sealed offer capped and left in a safe condition so as not to interfere with the continued functioning of the Plant or use of the Conduits elsewhere in the Building

4.4 The Tenant shall make good any damage caused in complying with paragraph 4.3and shall carry out all relevant works (including the making good of damage) to the reasonable satisfaction of the Landlord

4.5 The Tenant shall at its own cost block up and make good any openings made or existing linking the Premises with the adjoining premises known as 1 Islington High Street to the reasonable satisfaction of the Landlord and the Superior Landlord at the end or sooner determination of the Term hereby granted or if the Premises and the adjoining Premises are no longer in the same occupation (whichever shall be the earliest to occur)

5    USE
     ---

5.1  The Tenant shall not use the Premises for any purpose except the Permitted
     Use

5.2 The Tenant shall not use the Premises for any purpose or activity which is illegal immoral noisy noxious dangerous or offensive or which may be or become a nuisance to or cause damage or annoyance to the Landlord or any other person or which might be harmful to the Premises or the Building

5.3 The Tenant shall not use the Premises for the purpose of residing or sleeping nor for any sale by auction nor as a betting office

6    ALTERATIONS
     -----------

6.1 The Tenant shall make no alteration addition or improvement to the Premises or the Building whether structural or otherwise except as expressly permitted under paragraph 6.2

6.2 The Tenant may carry out alterations additions or improvements to the Premises which are wholly within the Premises and which do not affect any part of the exterior or structure of the Building where:

          (a) the Tenant has submitted to the Landlord detailed plans and specifications showing the works and


          (b) the Tenant has given to the Landlord such covenants relating to the carrying out of the works as the Landlord may reasonably require and

          (c) the Tenant has obtained Consent to the works (which shall not be unreasonably withheld or delayed)

7    SIGNS
     -----

     The Tenant shall not fix or display in or on the Premises any Sign which can be seen from outside the Premises without first obtaining Consent not to be unreasonably withheld in the case of a sign of reasonable dimensions stating the Tenant's name and business such sign to be in such form and in such position as the Landlord shall reasonably require

8    DEALINGS WITH THE PREMISES
     --------------------------

8.1 Unless expressly permitted or by a Consent granted under paragraphs 8.2,8.3 or 8.4 the Tenant shall not assign underlet part with or share possession or occupation of all or any part of the Premises nor hold the Premises on trust for any other person

8.2 The Landlord shall not unreasonably withhold Consent to an assignment of the whole of the Premises but the Landlord and the Tenant have agreed for the purposes of section 19(1) Landlord and Tenant Act 1927 and without limiting the Landlords ability to withhold Consent where it is otherwise reasonable to do so or to impose other reasonable conditions that the Landlord may withhold that Consent unless the following conditions are satisfied:

          (a) the prospective assignee is not a Group Company or a Connected Person unless such Group Company or Connected Person is of equal financial standing and is in the Landlord's opinion able to comply with its tenant's covenants contained in this Lease

          (b) the prospective assignee covenants with the Landlord that from the date of the assignment of this Lease to it until it assigns this Lease with Consent it will pay the Rent and other Outgoings payable under this Lease and will observe and perform the covenants and obligations on the part of the Tenant contained in this Lease and

          (c) where reasonable to do so the prospective assignee either provides a guarantor or guarantors approved by the Landlord (such approval not to be unreasonably withheld) who will as Guarantor join into and execute a licence to assign in such form as the Landlord may reasonably require and who will covenant (if more than one jointly and severally) with the Landlord in the form of the surety covenants set out in Schedule 10 or the prospective assignee provides a rent deposit in such amount and on such terms as the Landlord may reasonably require

          (d) the Tenant and any guarantor of that Tenant and any former tenant who by virtue of there having been an "excluded assignment" (as defined in section 1 1 Landlord and Tenant (Covenants) Act 1995) has not been released from the tenant covenants of this Lease enters into an authorised guarantee agreement within the meaning of the Landlord and Tenant (Covenants) Act 1995 with the Landlord containing covenants in the form set out in Schedule 10 but with the Tenant (meaning the intended Assignor) substituted for "Guarantor" and with Assignee (meaning the intended assignee) substituted for the Tenant with such amendments as the Landlord may reasonably require.

          (e) If reasonable any other security for the Tenant's obligations under this Lease which the Landlord holds immediately before the assignment is continued or renewed in each case on such terms as the Landlord may reasonably require in respect of the Tenant's liability under the covenant referred to in paragraph 8.2 (d) above

8.3 The Landlord shall not unreasonably withhold Consent to an underletting of all or any part of the Premises where all of the following conditions are satisfied:

          (a) the prospective undertenant has covenanted with the Landlord that until it assigns the underlease with Consent as required by the Underlease it will observe and perform the Tenant's covenants and obligations in this Lease (except the covenant to pay Rent and in the case of an underletting of part insofar only as such covenants affect the underlet premises) and

          (b) if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord has guaranteed the due performance by the undertenant of its above covenant in such terms as the Landlord may reasonably require and

          (c)  no fine or premium is taken for the grant of the underlease and

          (d) the basic rent payable under the underlease is not less than the best open market rent which can be reasonably obtainable for the underlease

          (e) any rent free period or other financial inducements given to the undertenant are no greater than is usual at the time in all the circumstances and

          (f) the underlease contains the same provisions as to assignment as are contained in this Lease but subject to additional covenants, in the equivalent (in the Underlease) of paragraph 8.2 that:

               (i) the consent of the Landlord under this Lease has been obtained (such consent not to be unreasonably withheld or delayed) and

               (ii) the prospective assignee has covenanted with the Landlord under this Lease in the terms of paragraph 8.3 (a)

          (g) the form of the underlease has been approved in writing by the Landlord (approval not to be unreasonably withheld or delayed where the provisions of it are consistent with the provisions of this Lease and where the basic rent due under it is reviewable at the same times and on the same terms as the Basic Rent) and

          (h) in the case of an underletting of part only of the Premises the provisions of paragraph 8.4 are complied with

8.4 The additional provisions relating to underletting of part only of the Premises are:

          (a) any such underlease of the third or fourth floor shall comprise the whole floor and not any part thereof

          (b) the total number of such underleases which may subsist at any time during the Term shall not exceed two and

          (c) subject to the Consent (not to be unreasonably withheld or delayed) any such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant a due proportion of the Insurance Charge and the Service Charge and

          (d) any such underlease shall preclude further underletting of all or part of the underlet premises and

          (e) any such underlease shall be excluded from the operation of sections 24-28 Landlord and Tenant Act 1954

8.5  The Tenant shall:

          (a) enforce against any undertenant the provisions of any underlease and shall not waive them and

          (b) operate the rent review provisions contained in any underlease so as to ensure that the rent is reviewed at the correct times and in accordance with those provisions

8.6 The Tenant shall not without Consent (which shall not be unreasonably withheld or delayed):

          (a)  vary the terms of any underlease or

          (b)  accept a surrender of all or part of the underlet premises or

          (c)  agree any review of the rent under any underlease

8.7 The Tenant shall not require or permit any rent reserved by any underlease to be commuted or to be paid more than one quarter in advance or to be reduced

8.8 Any Consent granted under this paragraphs shall (unless it expressly states otherwise) only be valid if the dealing to which it relates is completed within two months after the date of the Consent

PROVIDED THAT the Tenant may share the occupation of the Premises with any Group Company or Connected Person for so long as such companies or persons shall remain a Group Company or Connected Person and otherwise than in a manner that transfers or creates a legal estate

8.9. After fourteen days after any dealing with or transmission or devolution of the Premises or any interest in it (whether or not specifically referred to in this paragraph 8) the Tenant shall give to the Landlord's solicitors at that time notice in triplicate specifying the basic particulars of the matter in question and at the same time supply two certified copies of any instrument making or evidencing it and pay those solicitors a registration fee of (pounds) 30 or such higher sum as shall be reasonable at the time plus any registration fee payable to any Superior Landlord or Superior Landlord's solicitors

8.10 From time to time on demand during the Term the Tenant shall provide the Landlord with particulars of all derivative interests of or in the Premises including particulars of rents rent reviews and service and maintenance charges payable in respect of them and copies of any relevant documents and the identity of the occupiers of the Premises

9    LEGAL OBLIGATIONS AND NECESSARY CONSENTS
     ----------------------------------------

9.1  The Tenant shall comply with all Legal Obligations relating to the Premises

9.2 Where the Tenant receives from an Authority any formal notice relating to the Premises or the Building (whether or not the notice is of a Legal Obligation) it shall immediately send a copy to the Landlord and if requested by the Landlord make or join in making such objections representations or appeals in respect of it as the Landlord may reasonably require (except those which are to the detriment of the business of the Tenant or any permitted occupier of the Premises)

9.3 Where any Legal Obligation requires the carrying out of works to the Premises the Tenant shall (if and to the extent required by this Lease) apply for Consent (Consent not to be unreasonably withheld or delayed) and any Necessary Consents to carry out the works and after obtaining them the Tenant shall carry out the works to the reasonable satisfaction of the Landlord

9.4 Where the Legal Obligation requires the carrying out of works both on the Premises and the Retained Property the Landlord may carry out those works (and may refuse Consent to the Tenant to carry out the part of them which affects the Premises) and the Tenant shall pay to the Landlord on demand the proportion of the costs incurred relating to the works which relate to the Premises and a fair proportion of any reasonable incidental fees and expenses

9.5 Before doing anything at the Premises which requires any Necessary Consents (and whether or not the Landlord shall have issued its Consent to that thing under the other provisions of this Lease) the Tenant shall:

     (a)   obtain all Necessary Consents for the purpose and

     (b)   produce copies of all Necessary Consents to the Landlord and

     (c) obtain the approval of the Landlord (which shall not be unreasonably withheld or delayed) to the Necessary Consents and the implementation of them Provided that the Tenant shall not without Consent (not to be unreasonably withheld or delayed where the Landlord's interest in the remainder of the Building is not prejudiced in any way) make or alter any application for any Necessary Consent

9.6 Where any Necessary Consent implemented by the Tenant or any undertenant or permitted occupier of the Premises requires works to be carried out by a date subsequent to Determination the Tenant shall ensure that those works are completed before Determination

9.7 If the Tenant receives or is entitled to receive any statutory compensation in relation to the Lease (other than from the Landlord) and if Determination occurs otherwise than by effluxion of time the Tenant shall upon Determination pay to the Landlord a fair proportion of that compensation

9.8 If and when called upon to do so the Tenant shall produce to the Landlord all plans documents and other evidence which the Landlord may reasonably require in order to satisfy itself that this paragraph 9 has been complied with

10   CONDUITS AND PLANT
     ------------------

10.1 The Tenant shall not use the Conduits or the Plant:

     (a)  for any purpose other than that for which they are designed or

     (b) so as to exceed the capacity for which they are designed (having regard where relevant to the fact that such use is to be shared with other occupiers of the Building)

10.2 The Tenant will keep clean and free from obstruction all Conduits within the Premises

11   OVERLOADING AND DAMAGE
     ----------------------

11.1 The Tenant shall not overload any part of the Premises or the Building

11.2 The Tenant shall not install in the Premises any machinery other than normal light and quiet office machinery

11.3 The Tenant shall not damage or obstruct any part of the Building or any accesses to it

11.4 The Tenant shall not keep produce or use any Hazardous Material on the Premises without Consent nor (whether or not Consent is given) cause any Environmental Damage

11.5 Any request by the Tenant for Consent under paragraph 11.4 shall be in writing and shall be accompanied by

     (a) all information required to demonstrate to the reasonable satisfaction of the Landlord that any such Hazardous Material is necessary to the business of the Tenant and will be kept produced or used in such manner as to comply with all Legal Obligations applicable to such Hazardous Material and to prevent Environmental Damage

     (b) all relevant information regarding compliance with any relevant Legal Obligations (such information to include without limitation copies of applications for Necessary Consents relating to any manufacturing processes waste treatments recycling storage or disposal practices)

11.6 The Tenant shall forthwith notify the Landlord in writing of any change in the facts and circumstances assumed or reported in any application for or granting of Consent or any Necessary Consent relating to any Hazardous Material kept produced or used on the Premises

11.7 The Tenant shall indemnify the Landlord against all losses claims or demands in respect of any Environmental Damage arising out of the use or occupation of the Premises or the state of repair of the Premises

12   RIGHTS AND EASEMENTS
     --------------------

12.1 The Tenant shall not grant to any third party any rights of any nature over the Premises (except as permitted under paragraph 8)

12.2 The Tenant shall use reasonable endeavours to preserve all easements and rights currently enjoyed by the Premises and in particular (without limitation) will not obstruct any of the windows of the Premises

12.3 The Tenant shall not knowingly do or omit to do anything whereby any right of prescription may a rise against the Landlord

13    REGULATIONS
      -----------

13.1 The Tenant shall comply with the Regulations and shall procure that all occupiers of and visitors to the Premises comply with them

14    ENTRY BY LANDLORD
      -----------------

14.1 Upon reasonable prior written notice (except in emergency when no notice need be given) the Tenant shall permit the Landlord and those authorised by it at all times to enter (and remain unobstructed on) the Premises for the purpose of:

      (a)  exercising the rights reserved by schedule 3 or

      (b)  inspecting the Premises for any purpose or

      (c)  making surveys or drawings of the Premises or

      (d) during the six months immediately preceding the date of Determination erecting a noticeboard stating that the Premises are to let or for sale (which the Tenant shall not remove interfere with or obscure) or

      (e) complying with the Landlord's obligations under this Lease or with any other Legal Obligation of the Landlord or

      (f) carrying out works which are the responsibility of the Tenant under this Lease but which the Tenant has failed to do

14.2 The Tenant shall keep the Landlord informed of the names addresses and telephone numbers of at least two persons who have keys to the Premises

15    COSTS
      -----

The Tenant shall pay to the Landlord on demand on a full indemnity basis all costs expenses losses and liabilities incurred by the Landlord as a result of or in connection with:

      (a) any breach by the Tenant of any of its covenants or obligations in this Lease and/or the enforcement or attempted enforcement of those covenants and obligations by the Landlord

      (b) any application for Consent under this Lease whether or not that Consent is refused or the application is withdrawn

      (c) the preparation and service of any notice under section 146 or 147 Law of Property Act 1925 notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court

      (d) the preparation and service of any notice requiring the Tenant to comply with any repairing or decorating covenant herein or any schedule of dilapidations served during the Term or within three months after Determination

16    LOSS OF GUARANTOR
      -----------------

16.1 If any party who has guaranteed to the Landlord the Tenant's obligations contained in this Lease or is the subject of any of the events referred to in clause 5.1 (c) then within 14 days after the event the Tenant shall give notice of it to the Landlord and if so required by the Landlord at the expense of the Tenant the Tenant shall within three months after that event procure a further guarantee in the same terms from a party reasonably acceptable to the Landlord

17    TITLE MATTERS
      -------------

17.1 The Tenant shall observe and perform all covenants in respect of the Premises arising from the Title Matters so far as they affect the Premises and are still subsisting

17.2 The Tenant shall observe and perform all the covenants on the part of the lessee contained in the Superior Lease in so far as they relate to or concern the Premises except where such covenants fall within the Landlord's obligations under this Lease

18    OUT OF BUSINESS HOURS USE
      -------------------------

      To pay to the Landlord within 14 days of written demand the full cost on an indemnity basis of the provision of heating ventilation and air conditioning to the Building where the Landlord has provided the same outside the Business Hours at the Tenant's request

                                  Schedule 7
                                  ----------

                             Landlord's Covenants
                             --------------------

1.   QUIET ENJOYMENT
     ---------------

1.1 If the Tenant observes and performs the Tenant's covenants and obligations in this Lease the Tenant may peaceably hold and enjoy the Premises during the Term without any lawful interruption or disturbance from or by the Landlord or any person claiming through under or in trust for the Landlord

2.   SUPERIOR LEASE
     --------------

2.1 The Landlord shall pay the rents reserved by the Superior Lease as and when they fall due and will observe and perform its covenants in the Superior Lease (except insofar as the Tenant covenants so to do under this Lease) but this covenant shall be by way of indemnity only for the Tenant

2.2 The Landlord shall use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Superior Lease upon receiving written notice from and at the expense of the Tenant

2.3 The Landlord shall take all reasonable steps at the Tenant's request and cost (on a full indemnity basis) to obtain the consent of the Superior Landlord where required under the terms of the Superior Lease where the Tenant makes application for any Consent


3    PROVISION OF SERVICES
     ---------------------

3.1 The Landlord shall provide in a proper manner the Basic Services and such of the Additional Services as the Landlord from time to time reasonably considers appropriate

3.2 The Landlord shall provide heating ventilation and air conditioning to the Building outside Business Hours when so requested by the Tenant subject to paragraph 18 of Schedule 6

3.3 Notwithstanding paragraph 2 the Landlord shall not be obliged to provide the Services where:

     (a) it is prevented from doing so by circumstances beyond its control including without limitation breakdown damage the need for inspection or repair shortage of fuel equipment or materials and inclement weather or

     (b) the Service cannot reasonably be provided as a result of works of alteration inspection or repair or any other works being carried out at the Building or

     (c)  any Rent is in arrears

3.4 but in the circumstances set out in paragraphs 3.23(a) or 3.30,) the Landlord shall restore the Service as soon as reasonably practicable

                                  Schedule 8
                                  ----------

                          Service and Service Charge
                          --------------------------

1      BASIC SERVICES
       --------------

1.1    The Basic Services are:

       (a) the repair decoration inspection testing maintenance and the renewal of the Retained Property

       (b) the cleaning of the Common Parts and the exterior of the Building including the exterior and interior face of all external windows of the Building

       (c)  the provision of lighting to the Common Parts

       (d) the provision of heating ventilation and air conditioning to the Building during the Business Hours

       (e)  provision and operation of the lifts

       (f) provision of reasonable refuse facilities in such reasonable positions as the Landlord shall from time to time designate

2      ADDITIONAL SERVICES
       -------------------

2.1    The Additional Services are:

       (a) the provision and operation of fire prevention fire detection and fire alarm equipment to the Building

       (b) the provision and operation of the fire fighting equipment in the Common Parts

       (c) the provision and operation of communications facilities security patrols and/or security observation systems and/or other security equipment for the Building and/or the Common Parts

       (d) the carpeting furnishing and equipping of the Common Parts including the equipping of the toilet accommodation forming part of the Common Parts

       (e) the provision and operation of any Plant not included within the Basic Services the provision either permanently or at times which the Landlord reasonably considers appropriate of pictures floral displays flags decorative lights and other decorations in the Common Parts

       (g) the provision and maintenance of appropriate or obligatory or useful Signs or notices in the Common Parts or visible from the Common Parts or from outside the Building

       (h) the provision of any other services which the Landlord from time to time reasonably considers appropriate having regard to the principles of good estate management

3      SERVICE COSTS
       -------------

3.1 The Service Costs are all reasonable costs and expenses properly incurred by the Landlord in the operation and management of the Building and the provision of services to it including without limitation:

       (a)  the cost of providing the Services

       (b) the cost of providing to the Retained Property any service which had it been provided to the Common Parts could have constituted one of the Services

       (c) the cost of all fuel or other energy sources for the Plant and/or the Retained Property

      (d) any costs which the Landlord may be required to pay to the Superior Landlord or other parties as a contribution to the cost of the Services or to the repair decoration inspecting testing maintenance or renewal of any areas or structures used in common with other parties

      (e)  the Outgoings

      (f) the cost of all insurances other than those referred to in the Insurance Policies

      (g) the cost of preparing submitting and settling any insurance claims relating to the Building

      (h) the reasonable cost of employing or retaining the Managing Agents for the Building

      (i) the cost of employing or retaining staff to provide the Services including all incidental expenditure relating to that employment which without limitation shall include expenditure on pensions insurance health welfare industrial training levies redundancy clothing tools machinery equipment which in each case the Landlord reasonably considers are required for the proper performance by the staff in question of their duties

      (j) the cost of complying with making representations against or otherwise contesting the incidence of any Legal Obligation or prospective Legal Obligation which will or may affect the Building

      (k)  the cost of leasing any item required in connection with the Services

      (l) the cost of enforcing the provisions in the Superior Lease against the Superior Landlord and the Regulations against occupiers of the Building

      (m) such sums as the Landlord shall in the interests of good estate management consider desirable to retain by way of a Reserve Fund in respect of the Reserve Fund Works

      (n) the cost of calculating the Service Charge for each tenant and the preparation and issue of certificates accounts and audits in respect of the Service Charge

      (o) all professional charges fees and expenses payable by the Landlord in respect of any of the Services or the Service Costs

      (p) during any period for which the Landlord does not employ an independent Managing Agent to manage the Building a sum retainable by the Landlord equal to the charges which a firm of surveyors based in central London might reasonably be expected to make for managing the Building

      (q) all Value Added Tax payable by the Landlord in respect of the Service Costs insofar as it is not recoverable by the Landlord as an input

      (r) the gross cost to the Landlord by way of interest commission banking charges commitment fees or otherwise of borrowing any necessary sums in respect of the Service Costs

4  CALCULATION AND PAYMENT OF SERVICE CHARGE
   -----------------------------------------

4.1 The Landlord will notify the Tenant before or during any Service Charge Period of the Estimated Service Charge payable by the Tenant during that Service Charge Period

4.2 The Tenant shall pay the Estimated Service Charge by four equal quarterly instalments on the Quarter Days

4.3 The Landlord (acting reasonably and in the interests of good estate management) may revise the Estimated Service Charge having regard to the anticipated Total Service Costs for the relevant Service Charge Period and the Tenant shall pay to the Landlord any additional Estimated Service Charge which may become due as a result within seven days of demand subject to the Landlord notifying the Tenant of the reasons for and details of the increase in the Estimated Service Charge

4.4 As soon as practicable after each Service Charge Account Date the Landlord will supply the Tenant with a Service Charge Statement showing:

       (a) the Total Service Costs (which shall include a fair summary of the expenditure which comprised the Total Service Costs) for the Service Charge Period and

       (b) the amount of the Total Service Costs which have been credited to any Reserve Fund or which the Landlord intends to credit to it and

       (c) the amount of any Total Service Costs which have been paid from any Reserve Fund or received from any insurer tenant or other person not being a tenant or occupier of the Building and

       (d)  the total standing to the credit of any Reserve Fund and

       (e)  the Service Charge for the Service Charge Period

4.5 If the Service Charge exceeds the Estimated Service Charge the Tenant shall pay the excess to the Landlord within seven days of receipt of the Service Charge Statement

4.6 If the Service Charge is less than the Estimated Service Charge then the shortfall shall be set off against any other moneys due from the Tenant to the Landlord under this Lease and any balance shall be credited against the next payment of Estimated Service Charge or (following Determination) paid to the Tenant

4.7 For a period of one month after delivery of the Service Charge Statement the Landlord will make available any receipts or invoices evidencing expenditure of the Total Service Costs for inspection by the Tenant at the offices of the Landlord or the Managing Agent during normal business hours by appointment

4.8 The Service Charge Statement shall (in the absence of manifest error) be conclusive as to matters of fact contained therein (but not as to the matters of law)

4.9 The percentage payable by the Tenant of the Service Charge may not be increased by reason only that at any relevant time any part of the Building may be vacant or be occupied by the Landlord or that any tenant or occupier of another part of the Building may default in payment of or be required to pay less than the due proportion of the Total Service Costs attributable to that part

5      RESERVE FUND
       ------------

5.1 The Landlord may but shall not be obliged to operate a Reserve Fund and if the Landlord does so this paragraph 5 shall govern its operation

5.2 The Landlord shall hold the Reserve Fund on trust for those parties from time to time liable to pay the cost of the Reserve Fund Works

5.3 The cost of any Reserve Fund Works shall be paid from the Reserve Fund and only if and to the extent that the Reserve Fund is insufficient may that cost be charged as a Service Cost

5.4 The Landlord shall place the Reserve Fund in an interest bearing account (separate from the Landlord's own money) and at the best rate of interest reasonably obtainable with interest to be credited at no longer than quarterly intervals

5.5 The power of appointing a new trustee of the trust is vested in the Landlord

5.6    The trust of the Reserve Fund shall be wound up on the earliest of

       (a) 22nd December 2006 or as soon as practicable thereafter allowing the Landlord a reasonable time to prepare a Service Charge Statement; or

       (b) if the Building or the Premises is/are destroyed or substantially damaged and not rebuilt on the date three years after the date of such destruction or damage;


      (c) the date on which the Landlord and all the beneficiaries of the Reserve Fund at the appropriate time agree

5.7 The beneficiaries of the Trust Fund entitled to receive any unexpended sums shall include those tenants of the Building liable to contribute towards the Reserve Fund Works immediately prior to the expiration of any of the periods referred to above but so that a tenant shall be deemed liable to so contribute during any period of cesser of rent and service charge under the terms of this Lease

5.8 The Landlord shall only be entitled to demand contributions to the Reserve Fund in relation to the Reserve Fund Works for specific items and any such provisions in or contributions to the Reserve Fund must be made on the basis that:

       (a) the cost of the Reserve Fund Works for which provision is made and contributions demanded is reasonable and is calculated on a reasonable life expectancy for each item or reasonable anticipated cost of expenditure in respect of major items of repair maintenance and decoration

       (b) the contributions towards the anticipated cost of the Reserve Fund Works shall be with the intent that a fund or funds will be accumulated to cover the cost of renewal or replacement by the end of the anticipated life of each item

5.9 The cost and expenses properly incurred by the Landlord (and any VAT paid by the Landlord unless the VAT is recovered by the Landlord) in and incidental to providing the Basic Services and Additional Services ("Gross Expenditure") incurred by the Landlord in respect of the Reserve Fund Works where either

             (i) a fund has been established for the renewal or replacement of that item ("Specific Fund") or

             (ii) A part of a fund ("General Fund") has been allocated by the Landlord for the renewal or replacement of that item must be first met out of the Specific Fund or (as appropriate) out of the General Fund to the extent of the credit allocated for that item by the Landlord in the General Fund

5.10 The Service Charge Statement must indicate whether or not the Landlord has established and is maintaining a Reserve Fund (whether by way of Specific Fund or General Fund) and must provide full details

                                   Schedule 9
                                   ----------

                                  Regulations
                                  -----------


1 Delivery and despatch of goods mail and other items to the Premises and access for workmen and materials shall only take place through the service areas in the Common Parts and through the service entrances lifts stairs and corridors (if any)

2 Where vehicles are allowed into any service area in the Building for the purpose of loading or unloading they shall only be allowed at such times as the Landlord may reasonably specify and the Landlord may also specify a maximum time during which any vehicle may remain there and may remove or immobilise any vehicles not complying with this regulation

3 All refuse shall be kept in suitable containers and shall be made available for collection by the Landlord at the times specified by the Landlord

4 No sound from loudspeakers or other artificially generated noise which can be heard outside the Premises shall be created within the Premises

5 The Tenant shall maintain to the reasonable satisfaction of the Landlord and to the satisfaction of the insurers adequate fire prevention apparatus upon the Premises and shall from time to time remove from the Premises all waste and inflammable material as quickly as possible

6 The Tenant shall not exhibit or place any articles of any kind outside the Premises or transact any business except inside of the Premises

7     The Tenant shall not light or maintain open fires in the Building

8     The Premises are to be locked or otherwise secured when not in use

9 Not at any time to obstruct any roads or areas leading to or serving the Premises or the "alternative right of way" as defined in the deed dated 9th June 1988 referred to in the Title Matters

                                  Schedule 10
                                  -----------

                             Guarantors Covenants
                             --------------------


     The Guarantor covenants with the Landlord including (without the need for any express assignment) its successors in title that:

1 At all times during the Term until the Tenant has lawfully assigned this Lease with the consent of the Landlord in accordance with this Lease the rents reserved by and all other sums payable pursuant to this Lease will be punctually paid and the several conditions and stipulations on the Tenant's part contained in this Lease will be duly performed observed and kept and if at any time during the Term until such assignment as is mentioned above there is default in the payment of the rents or in the observance or performance of any of the covenants or other terms of this Lease the Guarantor will pay the rents and observe or perform the covenants or terms in respect of which such default has occurred and will make good to the Landlord on demand and will indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of such non-payment non-performance or non-observance provided always that the liability of the Guarantor will not in any way be released lessened or affected by:

1.1 Any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease or any refusal by the Landlord to accept rents tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under the Law o Property Act 1925 Section 146 have been entitled) to re-enter the Premises

1.2 The fact that part of the Premises may have been surrendered in which event the liability of the Guarantor will continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under the Law of Property Act 1925 Section 140 unless such surrender makes that part of the Premises not so surrendered considerably more difficult to alienate

1.3 Any agreement between the Landlord and the Tenant or any determination made by an arbitrator or expert relating to any rent review as provided in this Lease and so that any rent agreed or determined on such rent review will be deemed to be properly agreed or determined notwithstanding any failure to adhere to the prescribed procedures or timetables or the inclusion or exclusion of any item which should have been excluded or included in determining the reviewed rent

2 If the Tenant (being an individual) becomes bankrupt or (being a company) enters into liquidation and the Trustee in Bankruptcy or Liquidator disclaims this Lease then if so required by written notice given by the Landlord within 6 months after such disclaimer the Guarantor will accept from the Landlord a lease of the Premises in their then actual state or condition subject to any underlease or tenancy or other interest affecting the Premises or any part of them for a term equal to the residue of the Term which would have remained had there been no disclaimer at the same rent as that then payable under this Lease and subject to the same covenants provisions and conditions in all respects as those contained in this Lease (including the proviso for re-entry and rent review dates co-incident with those contained in this lease) such new lease to take effect from the date of disclaimer

3 If the Landlord so requires the new lease will contain an express covenant (in addition to all other covenants and provisions as mentioned or specified above) by the Guarantor (as tenant) immediately to carry out and complete at its own expense all works (whether of repair decoration or otherwise) which are required to remedy any breach of the covenants provisions and conditions of this Lease which occurred prior to the grant of such new lease

4 In any such case the Guarantor shall pay the costs of the new lease and will execute and deliver to the Landlord a counterpart of it

5 It is agreed and declared that the liability of the Guarantor is as principal covenantor with the Landlord and not merely collateral to the principal liability of the Tenant

6    Nothing in this Lease shall impose upon the Guarantor:

6.1.1 any requirement to guarantee in any way the performance of any covenant by any person other than the Tenant

6.2 any liability restriction or other requirement (of whatever nature) in relation to any time after the Tenant is released from any covenant by virtue of the Landlord and Tenant (Covenants) Act 1995 or

6.3 any liability in respect of the Tenant's performance of any covenant which is more onerous than that to which the Guarantor would be subject if it were the sole or principal debtor in respect of that covenant

7 To the extent that this Lease purports to impose upon the Guarantor any requirement liability or restriction referred to in paragraph 6 of this schedule the relevant provision of this Lease shall to that extent only be void but this shall not affect:

7.1    the enforceability of that provision except to that extent or

7.2    the enforceability of any other provision of this Lease

8 The liability of the Guarantor hereunder shall not extend to obligations of the Tenant arising under a "relevant variation" as defined in section 18(4) of the Landlord and Tenant (Covenants) Act 1995 but the making of the relevant variation shall not otherwise discharge the Guarantor's liability under this Lease



THE COMMON SEAL of
LIFE ASSURANCE HOLDING     )
CO~ORPTION LIMITED



Wragge & Co


55 Colmore Row, Birmingham B3 2AS
telephone OIP1 233 1000 Fax 0121 214 1099